As filed with the U.S. Securities and Exchange Commission on October 24, 2024
File No. 333-195493
File No. 811-22961

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	388	[X]
	and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	391	[X]
EA Series Trust
(Exact Name of Registrant as Specified in Charter)
19 East Eagle Road
Havertown, Pennsylvania 19083
(Address of Principal Executive Offices, Zip Code)
(215) 330-4476
(Registrant’s Telephone Number, including Area Code)
 Alyssa M. Bernard
19 East Eagle Road
Havertown, Pennsylvania 19083
(Name and Address of Agent for Service)
 Copy to:
Karen Aspinall, Esq.
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211
Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement

 It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 31, 2024 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ________________ pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on ________________ pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 EA Bridgeway Blue Chip ETF
Ticker Symbol: BBLU

Listed on NYSE Arca, Inc.

EA Bridgeway Omni Small-Cap Value ETF
Ticker Symbol: BSVO

Listed on The Nasdaq Stock Market LLC

(each, a series of EA Series Trust)

Prospectus

October 31, 2024

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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EA BRIDGEWAY BLUE CHIP ETF
Fund Summary
INVESTMENT OBJECTIVE
The EA Bridgeway Blue Chip ETF (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.15%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$15	$48	$85	$192
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2024, the portfolio turnover rate of the Fund was 6% of the average value of its investment portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) sub-advised by Bridgeway Capital Management, LLC (the “Sub-Adviser”) that seeks to achieve its investment objective by investing primarily in blue-chip stocks, and through some income almost exclusively derived from dividends paid by companies held in the Fund’s portfolio.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, the Sub-Adviser considers “blue-chip stocks” to be stocks that are issued by the largest 150 U.S. companies as defined by market capitalization. These stocks tend to be well-known and established companies. As of June 30, 2024, the stocks in this group generally had a market capitalization of more than $59 billion.
The Sub-Adviser selects stocks within the blue-chip category using a model-driven statistical approach. The statistical approach was developed utilizing academic theory and incorporates logic, data, and evidence. Securities in the blue-chip category are selected by the proprietary model that primarily uses market capitalization ranking to establish a portfolio with reasonable industry diversification as determined by the Sub-Adviser and excluding any tobacco companies. This process typically results in a portfolio of approximately 35 securities. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors.
The Sub-Adviser’s investment process incorporates material environmental, social, and governance (“ESG”) information as a consideration in the ongoing assessment of all potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Blue-Chip Stocks Risk. The Fund is subject to the risk that blue-chip stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Large companies do not have the same growth potential of smaller companies and shareholders of large companies have less overall influence than they would in smaller companies.
Environmental, Social, and Governance Investing Risk. The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.
Inflation Risk. While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
•Information Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Focus Investing Risk. The Fund seeks to hold the stocks of approximately 35 companies. As a result, the Fund invests a high percentage of its assets in a small number of companies, which may add to Fund volatility.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Models and Data Risk. The Sub-Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Statistical Approach. The Sub-Adviser uses a statistical approach to manage the Fund and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Adviser will exclude stocks if the issuer of the stock is principally engaged in the tobacco industry. The Sub-Adviser may also exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; or (ii) is substantially engaged in the production or trade of pornographic material. Other than companies principally engaged in the tobacco industry, the number of companies referenced in (i) and (ii) in the Sub-Adviser’s universe is usually “de minimis.”
Market Risk. The Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including: (i) corporate earnings; (ii) production; (iii) management; (iv) sales; and (v) market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.
Strategy Risk. The Fund utilizes its own distinct investment strategy. Investment strategies tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. As such, there may be periods when the type of stocks that the Fund’s invests in are out of favor, and the Fund’s performance may suffer.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the NYSE Arca Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
The bar chart and table immediately following illustrate the variability of the EA Bridgeway Blue Chip ETF’s returns and are meant to provide some indication of the risks of investing in the Fund. The Fund has adopted the performance of the Bridgeway Funds, Inc., Blue Chip Fund (the “Predecessor Mutual Fund”) as the result of the reorganization of the Predecessor Mutual Fund into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows the changes in the Fund’s and the Predecessor Mutual Fund’s performance from year to year over the past ten years. Returns in the bar chart and table for the Predecessor Mutual Fund have not been adjusted.
The annual returns bar chart demonstrates the risks of investing in the Fund by showing how the Fund and the Predecessor Mutual Fund’s performance have varied from year to year over the past ten years. The table also demonstrates these risks by showing how the Fund and the Predecessor Mutual Fund’s average annual returns compare with those of a broad-based index. Unlike the Fund’s and the Predecessor Mutual Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website at www.bridgewayetfs.com.
Calendar Year Total Return as of December 31

For the year-to-date period ended September 30, 2024, the Fund’s total return was 22.95%. During the period shown in the bar chart, the highest performance for the Fund and the Predecessor Mutual Fund for a quarter was 17.41% (for the quarter ended June 30, 2020). The lowest performance was -20.36% (for the quarter ended March 31, 2020).
Average Annual Total Returns
For the Period Ended December 31, 2023

EA Bridgeway Blue Chip ETF	One Year	Five Years	Ten Years
Return Before Taxes	30.48%	15.66%	12.03%
Return After Taxes on Distributions (1)	29.96%	11.02%	9.14%
Return After Taxes on Distributions and Sale of Fund Shares (1)	18.41%	11.79%	9.34%
S&P 500 Index (Reflects No Deductions for Fees and Expenses)	26.29%	15.69%	12.03%

(1) This table includes returns for both the Fund and the Predecessor Mutual Fund. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. After-tax returns are not relevant to investors who hold their Shares (or to investors who held their mutual fund shares) through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC, dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Bridgeway Capital Management, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
The Fund is team-managed jointly and primarily by the investment management team of the Sub-Adviser (the “Sub-Adviser PM Team”), as follows:

Name	Title	Length of Service to Fund
John Montgomery*	Co-Chief Investment Officer, Portfolio Manager	Since Inception – October 2022
Elena Khoziaeva, CFA*	Co-Chief Investment Officer, Portfolio Manager	Since Inception – October 2022
Christine L. Wang, CFA, CPA*	Portfolio Manager	Since Inception – October 2022
Andrew L. Berkin, PhD	Head of Research, Portfolio Manager	Since June 2024
*Mr. Montgomery has been a portfolio manager of the Predecessor Mutual Fund since its inception on July 31, 1997. Ms. Khoziaeva has been a portfolio manager of the Predecessor Mutual Fund since 2005. Ms. Wang has been a portfolio manager of the Predecessor Mutual Fund since 2013.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF
Fund Summary
INVESTMENT OBJECTIVE
The EA Bridgeway Omni Small-Cap Value ETF (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.47%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.47%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$48	$151	$263	$591
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2024, the portfolio turnover rate of the Fund was 6% of the average value of its investment portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) sub-advised by Bridgeway Capital Management, LLC (the “Sub-Adviser”) and does not seek to replicate the performance of a specified index. The Fund seeks to achieve its investment objective by investing primarily in a broad and diverse group of small-cap stocks that the Sub-Adviser determines are value stocks.
The Fund invests in a broad and diverse group of small-cap stocks that the Sub-Adviser determines to be value stocks. Value stocks are those the Sub-Adviser determines are priced cheaply relative to some financial measures of worth (“value measures”), such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Small-cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser’s statistical, evidence-based approach is derived from research and academic theory using market and financial data from multiple decades to identify the types of securities and portfolio construction rules that the Sub-Adviser expects to generate higher returns relative to the overall U.S. equity market over the long-term. The Sub-Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio subject to risk constraints, such as limiting maximum position size to address security-specific risk and limiting environmental, social and governance (“ESG”) risks. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio.
Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. Equity-related securities include securities such as warrants and rights that may be issued as a result of corporate actions related to stocks held by the Fund. For purposes of the Fund’s investments, the Sub-Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 10% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ and the Sub-Adviser determines the lowest 10% of total market capitalization and 1000th largest U.S. company by ranking these stocks in order of market capitalization.” As of June 30, 2024, the stocks in this group had a market capitalization less than $10.8 billion. This dollar amount will change with market conditions.
The Sub-Adviser’s investment process incorporates material ESG information as a consideration in the ongoing assessment of potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks as it relates to the universe of small-cap value stocks identified by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser has determined through statistical analysis that certain lower ESG ratings (e.g., industry-adjusted overall scores) may represent ESG risk and, thus result in the Sub-Adviser reducing the weighting. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information, when available, to increase the weighting of an issuer with a good ESG record (e.g., a higher rating) or decrease the weighting of an issuer with a poor ESG record (e.g., a lower rating). However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser. In addition, the Sub-Adviser may increase the weighting above the position size suggested by market capitalization or decrease the weighting below the position size suggested by market capitalization by proprietary amounts determined by the Sub-Adviser through statistical research.
The Sub-Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.
Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small-cap value stocks generally ranging between 600 to 700 issuers that approximately reflect the risk and return of all small-cap value stocks as a whole.
Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund may have significant positions in particular sectors. For example, the Sub-Adviser’s investment process has resulted (in recent years) in the Fund having a significant allocation to companies in the financials sector because those companies have tended to meet the Sub-Adviser’s criteria for investment as a value stock.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Small-Cap Company Risk. Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.
Value Stocks Risk. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced.

In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Environmental, Social, and Governance Investing Risk. The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The Fund’s third party ESG research and/or ratings of a company may differ from that of other funds or of the Sub-Adviser’s or an investor’s assessment of such company. As a result, the companies deemed to have good ESG records may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable ESG characteristics as determined by other funds. The third party ESG research and/or ratings information is dependent on the availability of timely and accurate ESG data being reported by companies to evaluate their ESG criteria. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
Financials Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Models and Data Risk. The Sub-Adviser uses a statistical, evidence-based approach including statistical analyses and models and historical information to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses may cause the resulting information to be incorrect and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models and portfolio construction rules used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Statistical Approach. The Sub-Adviser uses a statistical approach to manage the Fund and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Adviser will exclude stocks if the issuer of the stock is principally engaged in the tobacco industry. The Sub-Adviser may also exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; or (ii) is substantially engaged in the production or trade of pornographic material. Other than companies principally engaged in the tobacco industry, the number of companies referenced in (i) and (ii) in the Sub-Adviser’s universe is usually “de minimis.”
Market Risk. The Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility

(price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including: (i) corporate earnings; (ii) production; (iii) management; (iv) sales; and (v) market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.
Strategy Risk. The Fund utilizes its own distinct investment strategy. Investment strategies tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. As such, there may be periods when the type of stocks that the Fund’s invests in are out of favor, and the Fund’s performance may suffer.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.
The bar chart and table immediately following illustrate the variability of the EA Bridgeway Omni Small-Cap Value ETF’s returns and are meant to provide some indication of the risks of investing in the Fund. The Fund has adopted the accounting and performance history of the Bridgeway Funds, Inc. Omni Tax-Managed Small-Cap Value Fund (the “Predecessor Mutual Fund”) as the result of the reorganization of the Predecessor Mutual Fund into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The information shown below is for the Fund and the Predecessor Mutual Fund. Returns in the bar chart and table for the Predecessor Mutual Fund have not been adjusted.

The annual returns bar chart demonstrates the risks of investing in the Fund by showing how the Fund and the Predecessor Mutual Fund’s performance have varied from year to year over the past ten years. The table also demonstrates these risks by showing how the Fund and the Predecessor Mutual Fund’s average annual returns compare with those of a broad-based index. Unlike the Fund’s and the Predecessor Mutual Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website www.bridgewayetfs.com.
Calendar Year Total Return as of December 31

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
0.44%
-5.47%
34.60%
5.52%
-16.08%
14.28%
-1.86%
46.62%
-5.01%
17.14%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

For the year-to-date period ended September 30, 2024, the Fund’s total return was 5.18%. During the period shown in the bar chart, the best performance for the Predecessor Mutual Fund for a quarter was 34.38% (for the quarter ended December 31, 2020). The worst performance was -42.37% (for the quarter ended March 31, 2020).
Average Annual Total Returns
For the Period Ended December 31, 2023

EA Bridgeway Omni Small-Cap Value ETF	One Year	Five Years	Ten Years
Return Before Taxes	17.14%	12.84%	7.55%
Return After Taxes on Distributions(1)	16.74%	11.97%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.42%	10.17%	5.89%
Russell 3000 Index (Reflects No Deductions for Fees, Expenses, or Taxes)	25.96%	15.16%	11.48%
Russell 2000 Value Index (Reflects No Deductions for Fees, Expenses, or Taxes)	14.65%	10.00%	6.76%

The Russell 3000 Index is provided as a broad measure of market performance. The Russell 2000 Value Index is provided as a measure of the Fund’s investment strategy and universe.
(1) This table shows returns for the Predecessor Mutual Fund. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC, dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Bridgeway Capital Management, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
The Fund is team-managed jointly and primarily by the investment management team of the Sub-Adviser (the “Sub-Adviser PM Team”), as follows.

Name	Title	Length of Service to Fund
John Montgomery*	Co-Chief Investment Officer, Portfolio Manager	Since Inception – March 2023
Christine L. Wang, CFA, CPA*	Portfolio Manager	Since Inception – March 2023
Elena Khoziaeva, CFA*	Co-Chief Investment Officer, Portfolio Manager	Since Inception – March 2023
Andrew L. Berkin, PhD	Head of Research, Portfolio Manager	Since June 2024
*Mr. Montgomery and Ms. Wang have been portfolio managers of the Predecessor Mutual Fund since its inception on December 31, 2010. Ms. Khoziaeva has been a portfolio manager of the Predecessor Mutual Fund since 2013.
SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND FINANCIAL INTERMEDIARY COMPENSATION
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS
How are the Funds Different From Mutual Funds?
Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of the business day. Shares, by contrast, cannot be purchased from or redeemed with the Funds except by or through APs (typically, broker-dealers), and then principally for an in-kind basket of securities (and a limited cash amount). In addition, each Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, called “Creation Units.”
Exchange Listing. Unlike mutual fund shares, Shares of each Fund are listed for trading on the an exchange (the “Exchange”). Investors can purchase and sell Shares on the secondary market through a broker. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, Shares and on changes in the prices of a Fund’s portfolio holdings. The market price of Shares may differ from the NAV of a Fund. The difference between market price of Shares and the NAV of a Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV, and the difference is expected to be small most of the time, though it may be significant, especially in times of extreme market volatility.
Transparency. Each Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
Premium/Discount Information. Information about the premiums and discounts at which the Funds’ Shares have traded is available at www.bridgewayetfs.com.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
Each Fund’s investment objective is a non-fundamental investment policy and may be changed without a vote of shareholders upon prior written notice to shareholders.
EA Bridgeway Blue Chip ETF (BBLU)
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in blue-chip stocks as determined at the time of purchase. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.
The Sub-Adviser selects stocks within the blue-chip category using a model-driven statistical approach. The statistical approach was developed utilizing academic theory and incorporates logic, data, and evidence. Securities in the blue-chip category are selected by the proprietary model that primarily uses market capitalization ranking to establish a portfolio with reasonable industry diversification as determined by the Sub-Adviser and excluding any tobacco companies. This process typically results in a portfolio of approximately 35 securities. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors.
The Sub-Adviser’s investment process incorporates material ESG information as a consideration in the ongoing assessment of all potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser.
Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In those instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed income securities; repurchase agreements; commercial paper; cash equivalents; and exchange-traded investment vehicles that principally invest in the foregoing instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.
EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF (BSVO)
Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-cap companies at the time of purchase. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.
The Fund invests in a broad and diverse group of small-cap stocks that the Sub-Adviser determines to be value stocks. Value stocks are those the Sub-Adviser determines are priced cheaply relative to some financial measures of worth (“value measures”), such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Small-cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser’s statistical, evidence-based approach is derived from research and academic theory using market and financial data from multiple decades to identify the types of securities and portfolio construction rules that the Sub-Adviser expects to generate higher returns relative to the overall US equity market over the long-term. The Sub-Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio subject to risk constraints. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio. For example, a small-cap stock with a higher relative market capitalization generally will have a greater representation in a Fund. However, the Sub-Adviser may modify weights based on a consideration of various factors it deems appropriate.
The Sub-Adviser’s investment process incorporates material ESG information, when available, as a consideration in the ongoing assessment of potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks as it relates to the universe of small-cap value stocks identified by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser has determined through statistical analysis that certain lower ESG ratings (e.g., industry-adjusted overall scores) may represent ESG risk and thus result in the Sub-Adviser reducing the weighting. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser.
After a defined holding period determined by the Sub-Adviser, positions that no longer meet the Fund’s value definition are exited. The Sub-Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.
The Fund takes advantage of the belief that equity investing should be for the long run and tries to capture systematic or asset class sources of returns rather than trying to generate extra returns through stock picking. Specifically, this Fund seeks to provide exposure to a broadly diversified group of small-cap value stocks and deliver the returns from exposure to that group as a whole. In other words, the Fund seeks to capture systematic or asset class sources of returns of this broad group of small-cap value stocks rather than seeking to identify a smaller subset based on different expectations of returns among individual small-cap value stocks through stock picking. This approach is sometimes referred to as “passive, asset-class investing”.
Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund may have significant positions in particular sectors. For example, the Sub-Adviser’s investment process has resulted (in recent years) in the Fund having a significant allocation to companies in the financials sector because those companies have tended to meet the Sub-Adviser’s criteria for investment as a value stock.

Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In those instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed income securities; repurchase agreements; commercial paper; cash equivalents; and exchange-traded investment vehicles that principally invest in the foregoing instruments. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT RISKS
The table below provides additional information about the risks of investing in each Fund (in alphabetical order), including the principal risks identified under “Principal Investment Risks” in each Fund Summary. Following the table, each risk is explained.

Principal Risks	BBLU	BSVO
Blue Chip Stocks Risk	X
Environmental, Social and Governance Investing Risk	X	X
Equity Investing Risk	X	X
ETF Risks	X	X
Financials Sector Risk		X
Focus Investing Risk	X
Geopolitical/Natural Disaster Risks	X	X
Inflation Risk	X
Information Technology Sector Risk	X
Investment Risk	X	X
Management Risk	X	X
Market Risk	X	X
Models and Data Risk	X	X
Sector Risk	X	X
Small-Cap Company Risk		X
Strategy Risk	X	X
Statistical Approach	X	X
Value Stocks Risk		X
Blue Chip Stocks Risk. The Fund is subject to the risk that blue-chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may persist for multiple years. Large companies do not have the same growth potential of smaller companies and shareholders of large companies may have less overall influence than they would in smaller companies.

Environmental, Social, and Governance Investing Risk. The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations. The Fund’s ESG investment considerations may also affect the Fund’s exposure to certain sectors or types of investments, which may impact the Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. The Sub-Adviser is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for the Fund may differ from the information and considerations used for other funds. There are significant differences in interpretations of what it means for a company to have good ESG characteristics, and the Fund may underperform other funds that use different considerations and/or a different methodology in evaluating such characteristics.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the respective Exchanges or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares. The Sub-Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. However, given that Shares can be purchased and redeemed in large blocks of Shares, called Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are fully disclosed on a daily basis, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained, but that may not be the case.

•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. When markets are stressed, Shares could suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and APs to reduce their market activity or “step away” from making a market in ETF shares. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13% and 20%). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Focus Investing Risk. Investing a high percentage of the Fund’s assets in a small number of companies will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative events, related to a single company will significantly affect total Fund return.
Geopolitical/Natural Disaster Risks. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may likewise result in economic instability and market volatility. The impact may be short-term or may last for extended periods.
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may affect adversely the value and liquidity of the Fund’s investments.
Inflation Risk. Large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund’s value will not keep up with inflation) than some other stock market segments.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for a Fund. The Sub-Adviser’s evaluations and assumptions regarding investments may not successfully achieve a Fund’s investment objective given actual market trends.
Models and Data Risk. The Sub-Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Market Risk. The Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including: (i) corporate earnings; (ii) production; (iii) management; (iv) sales; and (v) market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.
Sector Risk. To the extent the Fund invests more heavily in one sector or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector or sub-sector of the market may have above-average performance during particular periods but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or sub-sectors may adversely affect performance.
Information Technology Sector Risk. (EA Bridgeway Blue Chip ETF only) The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Financials Sector Risk. (EA Bridgeway Omni Small-Cap Value ETF only) This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Small-Cap Company Risk. Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification. Therefore, securities of small-cap companies may be and have historically been more volatile and less liquid than those of large- and mid-cap companies.
Strategy Risk. The Fund utilizes its own distinct investment strategy. Investment strategies tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. As such, there may be periods when the type of stocks that the Fund’s invests in are out of favor, and the Fund’s performance may suffer.
Statistical Approach. The Sub-Adviser uses a statistical approach to manage the Fund and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Adviser will exclude stocks if the issuer of the stock is principally engaged in the tobacco industry. The Sub-Adviser may also exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; or (ii) is substantially engaged in the production or trade of pornographic material. Other than companies principally engaged in the tobacco industry, the number of companies referenced in (i) and (ii) in the Sub-Adviser’s universe is usually “de minimis.”
Value Stocks Risk. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks (e.g., growth stocks). In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may persist for multiple years.
FUND MANAGEMENT
Investment Adviser
Empowered Funds, LLC, dba EA Advisers, acts as the Funds’ investment adviser (the “Adviser”). The Adviser selects the Fund’s sub-adviser and oversees the sub-adviser’s management of the Funds. The Adviser also provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds. The Adviser is located at 19 East Eagle Road Havertown, PA 19083 and is wholly-owned by Alpha Architect LLC. The Adviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 and provides investment advisory services to the Funds, other exchange-traded funds, and Alpha Architect, LLC, its parent company. The Adviser was founded in October 2013.
The Adviser is responsible for overseeing the management and business affairs of the Fund, and has discretion to purchase and sell securities in accordance with the Fund’s objectives, policies and restrictions. The Adviser continuously reviews, supervises and administers the Fund’s investment programs pursuant to the terms of investment advisory agreement (the “Advisory Agreement”) between the Trust and the Adviser. The Adviser is entitled to receive the following annual advisory fee, which is expressed as an annual percentage rate of each Fund’s average daily net assets:

Fund	Contractual Rate
EA Bridgeway Blue Chip ETF	0.15% on the first $3 billion
0.13% on the next $7 billion
0.12% on the next $10 billion
0.11% on assets above $20 billion
EA Bridgeway Omni Small-Cap Value ETF	0.47% on the first $1 billion
0.42% on the next $1 billion
0.40% above $2 billion
For the fiscal year ended June 30, 2024, the Funds paid the Adviser the following advisory fees:

Fund	Advisory Fee Paid Last Fiscal Year
EA Bridgeway Blue Chip ETF	$204,867
EA Bridgeway Omni Small-Cap Value ETF	$4,812,357
The Adviser (or an affiliate of the Adviser) bears all of the Adviser’s own costs associated with providing these advisory services and all expenses of the Funds, except for the fee payment under the Advisory Agreement, payments under each Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses (including affiliated funds’ fees and expenses), taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses.

The Advisory Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.
Investment Sub-Adviser
The Adviser has retained Bridgeway Capital Management, LLC (the “Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for each Fund. The Sub-Adviser, which was founded in 1993, is organized as a Delaware limited liability company with its principal offices located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. The Sub-Adviser is responsible for determining the investments for the Fund, subject to the overall supervision and oversight of the Adviser and the Board. As of June 30, 2024, the Sub-Adviser had approximately $3.9 billion in total assets under management. Committed to community impact, the Sub-Adviser donates at least 50% of its profits to non-profit organizations.
The Sub-Adviser is responsible for selecting each Fund’s investments in accordance with each Fund’s investment objectives, policies and restrictions. The Sub-Adviser is not responsible for selecting broker-dealers or placing each Fund’s trades. Rather, the Sub-Adviser constructs the overall portfolio and provides trading instructions to the Adviser and, in turn, the Adviser is responsible for selecting broker-dealers and placing each Fund’s trades.
For its services, the Adviser pays the Sub-Adviser a fee, which is calculated daily and paid monthly, at an annual rate based on each Fund’s average daily net assets as follows: 0.05% for EA Bridgeway Blue Chip ETF’s and 0.35% for EA Bridgeway Omni Small-Cap Value ETF (each an annual rate as a percentage of average daily net assets).
Fund Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser pursuant to which the Sub-Adviser is also the sponsor of each Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to each Fund (as described below) and, in turn, the Adviser has agreed to share with the Fund Sponsor a portion of profits, if any, generated by each Fund’s Advisory Fee (also as described below). Every month, the Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.
If the amount of the unitary management fee exceeds each Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.
If the amount of the unitary management fee is less than each Fund’s operating expenses and the Adviser-retained amount, Fund Sponsor is obligated to reimburse the Adviser for the shortfall.
The Adviser-retained amount represents an agreed upon fee arrangement between the Adviser and Fund Sponsor. This arrangement calls for the Fund Sponsor to pay the Adviser a fee and reimburse the Adviser for certain Fund operating expenses it paid pursuant to the Advisory Agreement.
APPROVAL OF ADVISORY AGREEMENT & INVESTMENT SUB-ADVISORY AGREEMENT
A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to each Fund is available in the Funds’ Form N-CSR.
Manager of Managers Structure
The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that allows each Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). Each Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Order provides each Fund with greater flexibility and efficiency by preventing a Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.
The use of the Manager of Managers Structure with respect to each Fund is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and approval of the Board; set each Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of each Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment goal, policies and restrictions. Subject to review by the Board, the Adviser will allocate and, when appropriate, reallocate each Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.
PORTFOLIO MANAGERS
The portfolio managers are jointly and primarily responsible for various functions related to portfolio management, including, but not limited to, making recommendations (or implementing) with respect to the following: investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of the portfolio management team with more limited responsibilities.
John Montgomery has been part of the Sub-Adviser portfolio management team since 2022 (and a portfolio manager of each Fund’s Predecessor Mutual Fund since their inception). He is President, Chief Executive Officer, Co-Chief Investment Officer and Portfolio Manager of the Sub-Adviser. Mr. Montgomery founded the Sub-Adviser in 1993 and has worked there since its inception. He holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.
Elena Khoziaeva, CFA, has been part of the Sub-Adviser portfolio management team of the Funds since 2022 (and a co-portfolio manager of each Fund’s Predecessor Mutual Fund). Ms. Khoziaeva is a Co-Chief Investment Officer, Head of US Equity and Portfolio Manager of the Sub-Adviser. She began working at the Sub-Adviser in 1998. Her responsibilities include portfolio management, investment research, and statistical modeling. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.
Andrew L. Berkin, PhD, has been part of the Sub-Adviser portfolio management team of the Funds since 2024. Mr. Berkin is Head of Research and a Portfolio Manager. He oversees the development and implementation of Bridgeway’s statistically driven, evidence-based investment strategies. Andrew began working for the Adviser in 2013. Andrew earned a BS with honors in Physics from the California Institute of Technology and a PhD in Physics from the University of Texas. He previously was a senior member and director of the quantitative research group of an investment management firm.
Christine L. Wang, CFA, CPA, has been part of the Sub-Adviser portfolio management team of the Funds since 2022 (and a co-portfolio manager of each Fund’s Predecessor Mutual Fund since its inception). Ms. Wang is a Portfolio Manager and began working at the Sub-Adviser in 2008. Her responsibilities include portfolio management, investment research, and statistical modeling. Christine holds an MS in Accounting from the University of Virginia and a BA in Sociology and Managerial Studies from Rice University. Christine is a Certified Public Accountant licensed in the state of Texas. Prior to joining the Adviser, Christine worked for a public accounting firm with a focus on energy trading and risk management from 2004 to 2008.
The Funds’ SAI provides additional information about the portfolio managers, including other accounts each manages, their ownership in the Funds, and compensation.
OTHER SERVICE PROVIDERS
Quasar Distributors, LLC (“Distributor”) serves as the distributor of Creation Units (defined above) for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, is the administrator, fund accountant, and transfer agent for the Funds.
U.S. Bank National Association is the custodian for the Funds.
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.
THE EXCHANGE
Shares are not sponsored, endorsed or promoted by the Exchange. The Exchange is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing or trading of Shares. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
BUYING AND SELLING FUND SHARES
Each Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units are generally issued and redeemed only in-kind for securities although a portion may be in cash.
Shares will trade on the secondary market, however, which is where most retail investors will buy and sell Shares. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem Shares directly from the Funds. APs may acquire Shares directly from the Funds, and APs may tender their Shares for redemption directly to the Funds, at NAV per Share only in large blocks, or Creation Units. Purchases and redemptions directly with the Funds must follow the Funds’ procedures, which are described in the SAI.
Except when aggregated in Creation Units, Shares are not redeemable with the Funds.
BUYING AND SELLING SHARES ON THE SECONDARY MARKET
Most investors will buy and sell Shares in secondary market transactions through brokers and, therefore, must have a brokerage account to buy and sell Shares. Shares can be bought or sold through your broker throughout the trading day like shares of any publicly traded issuer. The Trust does not impose any redemption fees or restrictions on redemptions of Shares in the secondary market. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for Shares. The price at which you buy or sell Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest in the Funds and no minimum number of Shares you must buy.
Shares of each Fund are listed on its Exchange under the following symbol:

Fund	Trading Symbol
EA Bridgeway Blue Chip ETF	BBLU
EA Bridgeway Omni Small-Cap Value ETF	BSVO
The Exchanges are generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
For information about buying and selling Shares on an Exchange or in the secondary markets, please contact your broker or dealer.
Book Entry. Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, will be the registered owner of all outstanding Shares and is recognized as the owner of all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Funds.
Share Trading Prices. The trading prices of Shares may differ from each Fund’s daily NAV and can be affected by market forces of supply and demand for Shares, the prices of each Fund’s portfolio securities, economic conditions and other factors.
The Exchange through the facilities of the Consolidated Tape Association or another market information provider intends to disseminate the approximate value of each Fund’s portfolio every fifteen seconds during regular U.S. trading hours. This approximate value should not be viewed as a “real-time” update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate values and make no warranty as to the accuracy of these values.
Continuous Offering. The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
ACTIVE INVESTORS AND MARKET TIMING
The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that Shares can be purchased and redeemed directly from a Fund only in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective, although in certain circumstances (e.g., in conjunction with a reallocation of a Fund’s underlying index), such trades may benefit Fund shareholders by increasing the tax efficiency of a Fund.

The Board also noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. In addition, the Funds will impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by a Fund in effecting trades. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.
DISTRIBUTION AND SERVICE PLAN
Each Fund has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, a Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). As of the date of this Prospectus, the maximum amount payable under the Plan is set at 0% until further action by the Board. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in a Fund because they would be paid on an ongoing basis.
NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
Each Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a nonexchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.
If a market price is not readily available or is deemed not to reflect market value, the relevant Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board.
To the extent a Fund holds securities that may trade infrequently, fair valuation may be used more frequently. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare a Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust maintains a website for the Funds at www.bridgewayetfs.com. Among other things, the website includes this Prospectus and the SAI, the Funds’ holdings ,and the Funds’ last annual and semi-annual reports. The website shows the Funds’ daily NAV per share, market price, and premium or discount, each as of the prior business day. The website also shows the extent and frequency of the Funds’ premiums and discounts. Further, the website includes the Funds’ median bid-ask spread over the most recent thirty calendar days.
Each day a Fund is open for business, the Trust publicly disseminates each Fund’s full portfolio holdings as of the close of the previous day through its website at www.bridgewayetfs.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
INVESTMENTS BY OTHER INVESTMENT COMPANIES
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Investment Company Act are subject to the restrictions set forth in Section 12(d)(1) of the Investment Company Act, except as permitted by Rule 6c-11, Rule 12d1-4, or an exemptive order of the SEC.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when:
•Your Fund makes distributions,
•You sell your Shares listed on the Exchange, and
•You purchase or redeem Creation Units.
Dividends and Distributions
Dividends and Distributions. Each Fund has elected and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. Each Fund expects to declare and to distribute its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.
Avoid “Buying a Dividend.” At the time you purchase Shares of a Fund, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
Taxes
Tax Considerations. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gain no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by certain shareholders at long-term capital gain rates provided certain holding period requirements are met.
Taxes on Sales of Shares. A sale or exchange of Shares is a taxable event and, accordingly, a capital gain or loss will generally be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. A Fund also must backup withhold if the Internal Revenue Service (“IRS”) instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Taxes. Fund distributions and gains from the sale or exchange of your Shares generally are subject to applicable state and local taxes.
Taxes on Purchase and Redemption of Creation Units. An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the cash amount paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash amount received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might not be deductible.
Under current U.S. federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Foreign Tax Credits. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
Non-U.S. Investors. Non-U.S. investors may be subject to U.S. federal withholding tax at a 30% or lower treaty rate and are subject to special U.S. federal tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from U.S. federal withholding tax is provided for capital gain dividends paid by a Fund from long-term capital gains, if any. However, interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends may be exempt from U.S. withholding provided the Fund makes certain designations and other requirements are met. Furthermore, notwithstanding such exemptions from U.S. federal withholding at the source, any such dividends and distributions of income and capital gains will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. In addition, U.S. estate tax may apply to Shares of a Fund.
Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), each Fund will be required to withhold a 30% tax on (i) income dividends paid by the Fund, and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by the Fund, to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.

Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state, local or foreign tax consequences before making an investment in a Fund.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. The information for the fiscal years ended June 30, 2023 and June 30, 2024 has been derived from the Funds financial statements audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR, which is available upon request. Each Fund has adopted the performance history of its respective Predecessor Mutual Fund, each of which was operated as a mutual fund. Each Predecessor Mutual Fund’s financial information shown below is for the periods prior to its conversion into an exchange traded fund as part of a Reorganization. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund or Predecessor Mutual Fund assuming reinvestment of all dividends and distributions. The information, prior to June 30, 2023, in the tables was audited by each Predecessor Mutual Fund’s independent registered public accounting firm, whose reports, along with each Predecessor Mutual Fund’s financial statements, is included in each Predecessor Mutual Fund’s annual report, which is available by calling (215) 330-4476.
(for a share outstanding throughout each year indicated)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000's)	Net Expenses(3)	Gross Expenses(3)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)(6)
EA Bridgeway Blue Chip ETF
Year Ended June 30, 2024	$9.84	0.19	2.21	2.40	(0.17)	—	(0.17)	$12.07	24.75%	$181,370	0.15%	0.15%	1.75%	6%
Year Ended June 30, 2023(6)	$12.15	0.20	1.84	2.04	0.26	(4.09)	(4.35)	$9.84	24.50%	$124,265	0.15%	0.22%	1.90%	12%
Year Ended June 30, 2022	$15.84	0.27	(1.34)	(1.07)	(0.30)	(2.32)	(2.62)	$12.15	(9.32%)	$326,240	0.15%	0.23%	1.81%	24%
Year Ended June 30, 2021	$13.96	0.31	4.73	5.04	(0.35)	(2.81)	(3.16)	$15.84	39.75%	$432,186	0.15%	0.24%	2.07%	7%
Year Ended June 30, 2020	$14.99	0.33	0.28	0.61	(0.32)	(1.32)	(1.64)	$13.96	3.49%	$477,400	0.15%	0.27%	2.28%	15%
EA Bridgeway Omni Small-Cap Value ETF
Year Ended June 30, 2024	$17.82	0.36	2.53	2.89	(0.30)	—	(0.30)	$20.41	16.27%	$1,272,958	0.47%	0.47%	1.82%	6%
Year Ended June 30, 2023(7)	$19.42	0.37	0.53	0.90	(0.45)	(2.05)	(2.50)	$17.82	4.41%	$785,111	0.47%	0.62%	1.93%	45%
Year Ended June 30, 2022	$20.89	0.27	(1.54)	(1.27)	(0.20)	—	(0.20)	$19.42	(6.17%)	$814,555	0.47%	0.67%	1.26%	30%
Year Ended June 30, 2021	$10.92	0.19	9.95	10.14	(0.17)	—	(0.17)	$20.89	93.49%	$853,248	0.47%	0.69%	1.18%	26%
Year Ended June 30, 2020	$14.43	0.19	(3.63)	(3.44)	(0.07)	—	(0.07)	$10.92	(23.98%)	$427,515	0.55%(4)	0.74%(4)	1.40%	63%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	Net expenses include effects of any reimbursement or recoupment.
(4)	Includes interest expense of 0.01%.
(5)	For periods of less than one year, portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Excludes the impact of in-kind transactions.
(6)	EA Bridgeway Blue Chip ETF (the “Fund”) acquired all of the assets and liabilities of the Bridgeway Blue Chip Fund (“Predecessor Fund”) in a reorganization on October 14, 2022. Market price returns are calculated using the official closing price listing exchange as of the time that the Fund’s NAV of the Fund on the is calculated. Prior to the Fund’s listing on October 14, 2022, the NAV performance of the Class N Shares of the Predecessor Fund are used as proxy market price returns.
(7)	EA Bridgeway Omni Small-Cap Value ETF (the “Fund”) acquired all of the assets and liabilities of the Bridgeway Omni Tax Managed Small-Cap Value Fund (“Predecessor Fund”) in a reorganization on March 10, 2023. Market price returns are calculated using the official closing price listing exchange as of the time that the Fund’s NAV of the Fund on the is calculated. Prior to the Fund’s listing on March 10, 2023, the NAV performance of the Class N Shares of the Predecessor Fund are used as proxy market price returns.

If you would like more information about the Funds and the Trust, the following documents are available free, upon request:
ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. The annual report explains the market conditions and investment strategies affecting the Funds’ performance during the last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
STATEMENT OF ADDITIONAL INFORMATION
The SAI dated October 31, 2024, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.
To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Funds, please contact us as follows:

Call:	(215) 330-4476

Write:	19 East Eagle Road Havertown, PA 19083

Visit:	www.bridgewayetfs.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
Reports and other information about the Funds are also available:
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a duplicating fee, by e-mail request to publicinfo@sec.gov.

Investment Company Act File No. 811-22961.

 EA Bridgeway Blue Chip ETF
Ticker Symbol: BBLU
Listed on NYSE Arca, Inc.

EA Bridgeway Omni Small-Cap Value ETF
Ticker Symbol: BSVO
Listed on The Nasdaq Stock Market LLC
STATEMENT OF ADDITIONAL INFORMATION
October 31, 2024
This Statement of Additional Information (“SAI”) describes the EA Bridgeway Blue Chip ETF and EA Bridgeway Omni Small-Cap Value ETF (each, a “Fund” and collectively, the “Funds”), each a series of the EA Series Trust, formerly known as Alpha Architect ETF Trust (the “Trust”). Shares of the EA Bridgeway Blue Chip ETF are listed and traded on the NYSE Arca, Inc. and Shares of the EA Bridgeway Omni Small-Cap Value ETF are listed on The Nasdaq Stock Market LLC. (the “Exchanges”). Empowered Funds, LLC, dba EA Advisers (the “Adviser”) serves as the investment adviser to the Funds, and Bridgeway Capital Management, LLC (the “Sub-Adviser”), serves as sub-adviser to the Funds. Quasar Distributors, LLC (the “Distributor”) serves as the Distributor for the Funds.
Shares of the Funds are neither guaranteed nor insured by the U.S. Government.
This SAI, dated October 31, 2024, as supplemented from time to time, is not a prospectus. It should be read in conjunction with the Funds’ Prospectus, dated October 31, 2024, as supplemented from time to time, which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Distributor, calling (215) 330-4476 or visiting www.bridgewayetfs.com.
The most recent Form N-CSR for the Funds, which includes each Fund’s audited financial statements dated June 30, 2024, is incorporated by reference into this SAI. A copy of the Funds’ annual and semi-annual reports may be obtained without charge by writing to Empowered Funds, LLC dba EA Advisers, 19 East Eagle Rd, Havertown, PA 19083, calling (215) 330-4476 or visiting www.bridgewayetfs.com.

GLOSSARY
The following terms are used throughout this SAI, and have the meanings used below (note that various other terms are defined in the text of this SAI):
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Adviser” means Empowered Funds, LLC dba EA Advisers.
“Authorized Participant” means a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in DTC with access to the DTC system, and who has executed an agreement with the Distributor that governs transactions in the Funds’ Creation Units.
“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee), is identical to the NAV of the Creation Unit being purchased.
“Board” or “Trustees” means the Board of Trustees of the Trust.
“Business Day” means any day on which the Trust is open for business.
“Cash Component” means an amount of cash consisting of a Balancing Amount calculated in connection with creations.
“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount calculated in connection with redemptions.
“Code” means the Internal Revenue Code of 1986, as amended.
“Creation Unit” means an aggregation of a specified number of Shares that each Fund issues and redeems on a continuous basis at NAV.
“Distributor” means Quasar Distributors, LLC.
“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.
“DTC” means the Depository Trust Company.
“Exchange” means the NYSE Arca, Inc. with respect to the EA Bridgeway Blue Chip ETF or The Nasdaq Stock Market, LLC with respect to the EA Bridgeway Omni Small-Cap Value ETF.
“ETF” means an exchange-traded fund.
“FINRA” means the Financial Industry Regulatory Authority.
“Fund” means the series of the Trust described in this SAI: the EA Bridgeway Blue Chip ETF and EA Bridgeway Omni Small-Cap Value ETF.
“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.
“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.
“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of a Fund.
“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.
“Investment Company Act” or “1940 Act” means the Investment Company Act of 1940, as amended.
“IRS” means the Internal Revenue Service.
“NAV” means the net asset value of a Fund.

“NSCC” means the National Securities Clearing Corporation.
“NYSE” means the New York Stock Exchange, Inc.
“Prospectus” means the Funds’ Prospectus, dated October 31, 2024, as amended and supplemented from time to time.
“SAI” means this Statement of Additional Information, dated October 31, 2024, as amended and supplemented from time to time.
“SEC” means the United States Securities and Exchange Commission.
“Shares” means the shares of a Fund.
“Sub-Adviser” means Bridgeway Capital Management, LLC.
“Transaction Fee” is a fee that may be imposed to compensate the Trust or its custodian for costs incurred in connection with transactions for Creation Units. The Transaction Fee, when applicable, is comprised of a flat (or standard) fee and may include a variable fee. For the Transaction Fees applicable to each Fund, see “Transaction Fees” in this SAI.
“Trust” means the EA Series Trust (formerly known as Alpha Architect ETF Trust), a Delaware statutory trust.
“Underlying Funds” means the other funds or ETFs in which the Funds may invest.
TRUST AND FUND OVERVIEW
The Trust is a Delaware statutory trust formed on October 11, 2013. The Trust is an open-end management investment company registered under the Investment Company Act. The investment objective of the EA Bridgeway Blue Chip ETF is long-term total return on capital, primarily through capital appreciation, but also some income. The investment objective of the EA Bridgeway Omni Small-Cap Value ETF is long-term total return on capital, primarily through capital appreciation. The offering of the Shares is registered under the 1933 Act.
The EA Bridgeway Blue Chip ETF is the successor to the Bridgeway Blue Chip Fund (the “Blue Chip Predecessor Mutual Fund”), a series of Bridgeway Funds, Inc. The Blue Chip Predecessor Mutual Fund was managed by Bridgeway Capital Management, LLC (for purposes of its management of the Blue Chip Predecessor Mutual Fund, the “Predecessor Adviser”). The Fund has the same investment objective and similar investment strategies as those of the Blue Chip Predecessor Mutual Fund. The Predecessor Adviser will continue to serve the Fund in the capacity of sub-adviser.
The EA Bridgeway Small-Cap Value ETF is the successor to the Bridgeway Omni Tax-Managed Small-Cap Value Fund (the “Omni Predecessor Fund”), a series of Bridgeway Funds, Inc. The Omni Predecessor Fund was managed by Bridgeway Capital Management, LLC (for purposes of its management of the Omni Predecessor Fund, the “Predecessor Adviser”). Bridgeway Capital Management LLC will continue to serve the Fund in the capacity of sub-adviser. The Fund has the same investment objective and similar investment strategies as those of the Omni Predecessor Fund.
Diversification
Each Fund is a diversified ETF. Under applicable federal laws, to qualify as a diversified fund, each Fund, with respect to 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities in an amount not greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer. The remaining 25% of each Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the Fund purchases a security.
However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.
Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities that comprise its portfolio, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares of each Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.
Unlike mutual funds, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units. Shares will not be issued or redeemed except in Creation Units.
In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from a Fund and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.
Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.
EXCHANGE LISTING AND TRADING
Shares of each Fund are listed and traded on the Exchange. Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV, because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits, which would have no effect on the NAV.
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12 month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days, or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.
The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. Under the policy, portfolio holdings of the Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day through financial reporting or news services, including the website www.bridgewayetfs.com. In addition, each Business Day a portfolio composition file, which displays the In-Kind Creation Basket and Cash Component, is publicly disseminated prior to the opening of the Exchange via the NSCC.
INVESTMENT POLICIES AND RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of a Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

The investment policies enumerated in this section may be changed with respect to the Funds only by a vote of the holders of a majority of a Fund’s outstanding voting securities, except as noted below:
1.The Funds may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
2.The Funds may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
3.The Funds may not engage in the business of underwriting securities except to the extent that the Funds may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
4.The Funds may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
5.The Funds may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Funds from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
6.The Funds may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
7.The Funds will not concentrate their investments in a particular industry or group of industries, as that term is used in the Investment Company Act.
8.Each Fund, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).
The following notations are not considered to be part of a Fund’s fundamental investment limitation and are subject to change without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of each Fund’s investments will not constitute a violation of such limitation. Thus, each Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act or the relevant rules, regulations or interpretations thereunder, as described below.
With respect to the fundamental investment limitation relating to borrowing set forth in (1) above, pursuant to Section 18(f)(1) of the Investment Company Act, each Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.
With respect to the fundamental investment restriction regarding real estate set forth in (4) above, each Fund will not make direct investments in real estate unless acquired as a result of ownership of securities or other instruments. Although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

With respect to the fundamental investment limitation relating to lending set forth in (6) above, this means that each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties. The fundamental investment limitation relating to lending restricts, but does not prevent entirely, each Fund’s (i) lending of portfolio securities, (ii) purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) use of repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
With respect to the fundamental investment limitation relating to concentration set forth in (7) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.
For purposes of applying the limitation set forth in the concentration policy, each Fund, with respect to its equity holdings, may use the FactSet Revere Business Industry Classification System, Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Adviser and/or the Sub-Adviser) to identify each industry. Securities of the U.S. government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.
Further, for purposes of complying with the concentration policy noted above, except as described below, the securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the Investment Company Act, are not considered to be issued by members of any industry. However, when the Fund invests in an unaffiliated Underlying Fund, the Fund will include the industry of that Underlying Fund if the Underlying Fund concentrates in an industry as part of its investment strategy. Otherwise, the Fund does not include the industry assigned to non-concentrated unaffiliated Underlying Funds for purposes of complying with the Fund’s concentration policy. Additionally, if the Fund invests in an affiliated Underlying Fund, it will consider the underlying holdings of the affiliated Underlying Fund for purposes of complying with the Fund’s concentration policy.
Each Fund’s method of applying the limitation set forth in its concentration policy may differ from the methods used by the Trust’s other series.
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
The investment objective, principal strategies of, and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.
Securities Lending
Each of the Funds may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.
To the extent a Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, a Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline.
For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).
A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. However, a Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.
The Adviser will retain lending agents on behalf of the Funds that are compensated based on a percentage of a Fund’s return on its securities lending. A Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
Borrowing
Each Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make a Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. Any leveraging will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC.
Each Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some of its portfolio holdings in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
Each Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.
Preferred Stocks
A Fund may invest in exchange-listed preferred stocks. Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity or fixed income securities.
Interests in Publicly Traded Limited Partnerships (EA Bridgeway Omni Small-Cap Value ETF only)
The Fund may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be ‘publicly traded’ will be treated as ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the limited partnership that would be qualifying income if realized directly by the Fund (e.g., interest income). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Bank Obligations (EA Bridgeway Omni Small-Cap Value ETF only)
The Fund may invest in bank obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Commercial Paper (EA Bridgeway Omni Small-Cap Value ETF only)
The Fund may invest in commercial paper. Commercial paper is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. Generally, the commercial paper or its guarantor will be rated within the top two rating categories by a nationally recognized statistical rating organization, or if not rated, is of comparable quality.
Repurchase Agreements
The Funds may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Social Exclusion Risk (EA Bridgeway Omni Small-Cap Value ETF only)
The Sub-Adviser may exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Sub-Adviser’s universe is typically “de minimis.”
Debt and Other Fixed Income Securities Generally
The Funds may invest in debt securities by purchasing the following: obligations of the U.S. government, its agencies and instrumentalities; corporate debt securities; zero coupon bonds (bonds that are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time); master-demand notes; bank certificates of deposit; time deposits; bankers’ acceptances; commercial paper and other notes; and inflation-indexed securities. Each Fund may invest in debt securities that are investment grade. Investment grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two Rating Organizations rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security or unrated, if deemed to be of comparable quality by the Adviser and traded publicly on the world market. Securities rated Baa and BBB are the lowest that are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard & Poor’s describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “...expectations of default risk are currently low...capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” Each Fund, at the discretion of the Adviser, may retain a debt security that has been downgraded below the initial investment criteria.
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state and local governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index or other statistic (e.g., another security, inflation index or currency).
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors.
Because interest rates vary, to the extent that a Fund invests in fixed income securities, the future income of the Fund cannot be predicted with certainty. To the extent that a Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates or currency rates).
Cash Items
Each Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of a Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments.
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the U.S. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or - sponsored enterprises but are neither guaranteed nor insured by the U.S. government.
It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of credit.
As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
A Fund may invest in i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA), others are not.
Illiquid Securities
A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if immediately after the acquisition, such securities would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the relevant Fund. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such liquidity determinations it primarily takes into account the average daily volume of trades. In addition, it may take into account a number of other factors in reaching liquidity decisions, including but not limited to: (1) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (2) the willingness of dealers to undertake to make a market in the security; and (3) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In connection with the implementation of the SEC’s liquidity risk management rule and the liquidity risk management program of the Trust applicable to the relevant Fund, the term “illiquid security” is defined as a security that the relevant Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.
An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell.
Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Investments in Other Investment Companies
Each Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act, SEC rules thereunder and exemptions thereto. Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and ETFs). The market price for ETF and closed-end fund shares may be higher or lower than, respectively, the ETF’s and closed-end fund’s NAV. Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. As a result, an investment by a Fund in an ETF or investment company could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if the Fund were to invest directly in the securities underlying the ETF or investment company.
Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies (“Investing Funds”) in securities of other registered investment companies, including each Fund. The acquisition of Shares by Investing Funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as may be permitted by exemptive rules under the Investment Company Act such as Rule 12d1-4 under the Investment Company Act, subject to certain terms and conditions, including that the Investing Fund enter into an agreement with the Funds regarding the terms of the investment.
For purposes of the Investment Company Act, Shares are issued by a registered investment company and purchases of such Shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC or rule promulgated under the Act.
Exchange-Traded Notes (EA Bridgeway Omni Small-Cap Value ETF only)
The Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.
Warrants and Rights (EA Bridgeway Omni Small-Cap Value ETF only)
Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally 2 or more years). Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). Warrants can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.
Closed-End Funds (EA Bridgeway Omni Small-Cap Value ETF only)
The Fund may also invest up to 5% of its total assets in closed-end funds. These securities, which are typically traded on a securities exchange, may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices. Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies. To the extent the Fund invests in closed-end funds, the shareholders of the Fund would indirectly pay a portion of the operating costs of the closed-end funds.
Portfolio Turnover
The following table shows information on the Funds’ portfolio turnover rates comparing the two most recent fiscal years.

Fund Name	2024	2023*
EA Bridgeway Blue Chip ETF[1]	6%	12%
EA Bridgeway Omni-Small Cap Value ETF[2]	6%	45%
1 EA Bridgeway Blue Chip ETF (the “Fund”) acquired all of the assets and liabilities of the Bridgeway Blue Chip Fund (“Predecessor Fund”) in a reorganization on October 14, 2022.
2 EA Bridgeway Omni Small-Cap Value ETF (the “Fund”) acquired all of the assets and liabilities of the Bridgeway Omni Tax Managed Small-Cap Value Fund (“Predecessor Fund”) in a reorganization on March 10, 2023.
Cybersecurity Risk
Each Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.
MANAGEMENT OF THE FUNDS
Trustees and Officers
The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.
The Board is comprised of four Trustees. One Trustee and certain of the officers of the Trust are directors, officers or employees of the Adviser. The other Trustees (the “Independent Trustees”) are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust. The fund complex includes all funds advised by the Adviser (“Fund Complex”).
The Trustees, their age, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their age, term of office and length of time served and their principal business occupations during the past five years are shown below.
The address of each Trustee and each Officer is: c/o EA Series Trust, 19 East Eagle Road, Havertown, PA 19083.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Indefinite term; Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003–present).	58	None
Michael S. Pagano, Ph.D., CFA® Born: 1962	Trustee and Audit Committee Chairman	Indefinite term; Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999–present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008–present).	58	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Indefinite term; Since 2018	Co-founder and CEO, PeopleJoy (2016–present).	58	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and Chairman	Indefinite term; Since 2014; President (2014 – 2023)	Founder and Executive Managing Member, EA Advisers (2013–present); Founder, Chief Executive Officer, and Chief Investment Officer, Alpha Architect, LLC (2014–present); Chief Compliance Officer, Alpha Architect (2023–present).	58	None
* Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Officers

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Michael D. Barolsky Born: 1981	President	Since 2024	Chief Executive Officer, EA Advisers (2024–present); Senior Vice President, U.S. Bank Global Fund Services (2019–2024).
Alyssa M. Bernard Born: 1988	Secretary	Since 2023	General Counsel, EA Advisers (2023–present); Vice President, U.S. Bank Global Fund Services (2021–2023); Assistant Vice President, U.S. Bank Global Fund Services (2018–2021).
Sean R. Hegarty, CPA Born: 1993	Treasurer	Since 2023; Assistant Treasurer (2022 – 2023)	Chief Operating Officer, EA Advisers (2022–present); Assistant Vice President, U.S. Bank Global Fund Services (2018–2022).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, EA Advisers (2021–present); Chief Compliance Officer, Alpha Architect (2021–2023); Chief Compliance Officer, Snow Capital (2015–2021).
Brian P. Massaro Born: 1997	Assistant Treasurer	Since 2023	Chief Technology Officer, EA Advisers (2023–present); Assistant Operating Officer, EA Advisers (2022–2023); Mutual Funds Administrator, U.S. Bank Global Fund Services (2019–2022).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Since 2024	Assistant Operating Officer, EA Advisers (2023–present); Vice President, U.S. Bank Global Fund Services (2020–2023); Assistant Vice President, U.S. Bank Global Fund Services (2016–2020).
Trustee Qualifications
Information on the Trust’s Trustees and Officers appears above including information on the business activities of Trustees during the past five years. In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his duties and fiduciary obligations. The Board believes that the specific background of each Trustee evidences such ability and is appropriate to his serving on the Board. As indicated, Dr. Dorn holds an academic position in the area of finance. Dr. Pagano holds an academic position in the area of finance. Dr. Gray is the Founder and Executive Managing Member of the Adviser and Empirical Finance, LLC d/b/a Alpha Architect. Mr. Oguh is a financial technology entrepreneur, business executive and former mutual fund / ETF analyst.
Board Structure
Dr. Gray is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.
The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form more than a majority of the Board and can request presentations and agenda topics at Board meetings.
The Board intends to hold four regularly scheduled meetings each year, at least two of which shall be in person (or during the current Covid pandemic, virtually, via video conference). The Board may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted), to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person (or virtually, if permitted) meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person, by telephone, or virtually (if permitted).
The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund Complex.
The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, the Sub-Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors each of the Adviser’s and Sub-Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation reports and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, the Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.
The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.
Committees
The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.
Dr. Pagano serves as the Audit Committee Chairman. The purposes of the Audit Committee are to: (1) oversee generally the Fund Complex’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity and objectivity of the Fund Complex’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Fund Complex’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. For the fiscal year ended June 30, 2024, the Audit Committee met seven times.
The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Persons”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. For the fiscal year ended June 30, 2024, the Nominating Committee did not meet as there were no Board vacancies.
Compensation of Trustees
The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.
The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.
Independent Trustees are paid an annual retainer for their services, including attendance at meetings of the Board. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. In addition, each Independent Trustee is entitled to reimbursement for reasonable out-of-pocket expenses for educational resources, including attending educational programs to stay informed about industry and regulatory developments. The Trust has no pension or retirement plan.
The table shows the compensation paid to Trustees for the fiscal year ended June 30, 2024 by the Fund Complex.*

	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
Independent Trustees
Emeka O. Oguh	$98,333	$0	$98,333
Daniel Dorn	$101,833	$0	$101,833
Michael S. Pagano	$101,833	$0	$101,833
Interested Trustee
Wesley R. Gray**	$0	$0	$0
* The Adviser, and not the Funds, are responsible for compensating the Trustees.
** Dr. Pagano receives additional compensation in his role as Audit Committee Chair.
*** Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Equity Ownership of Trustees
The following table sets forth the name and dollar range of equity securities of the Funds owned by Trustees as of December 31, 2023.

	Dollar Range of Equity Securities Owned
	EA Bridgeway Blue Chip ETF	EA Bridgeway Omni Small- Cap Value ETF	Aggregate Dollar Range of Shares (All Funds in the Complex)
Independent Trustees
Emeka O. Oguh	$0	$0	$1-$10,000
Daniel Dorn	$0	$0	$50,001-$100,000
Michael S. Pagano	$0	$0	Over $100,000
Interested Trustee
Wesley R. Gray	$0	$0	Over $100,000
As of the date of this SAI, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser, investment sub-adviser, or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, investment sub-adviser, or principal underwriter of the Trust.
Codes of Ethics
The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, each of the Adviser and Sub-Adviser has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings (“IPOs”). Copies of the Codes of Ethics are on file with the SEC, and are available to the public.
Under the Adviser’s Code of Ethics, the personnel of the Adviser are permitted to invest in the same securities as held by the Funds. However, the trading of such investments are subject to blackout periods. Copies of the Codes of Ethics are on file with the SEC, and are available to the public. While the Codes of Ethics are reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Under its Code of Ethics, the personnel of the Sub-Adviser are permitted to invest in the same securities as held by the Funds. However, the trading of such investments is subject to blackout periods. While the Code of Ethics is reasonably designed to prevent conflicts arising from personal securities transactions by access persons there can be no assurance that these policies and procedures will be effective, however.
Proxy Voting
The Board has delegated authority for making voting decisions with respect to the portfolio securities of the Funds to the Adviser, subject to the Board of Trustees’s continuing oversight. The proxy voting policies and procedures of the Adviser provide that the Adviser will vote all proxies received for portfolio securities held by the Funds in a manner that serves each Fund’s best interests. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, As You Vote, an affiliate of As You Sow, a non-profit shareholder advocacy organization that uses the power of the proxy to create positive, lasting changes in corporate behavior. As You Vote’s Voting Guidelines are attached to this SAI as Appendix A. The Voting Guidelines incorporate environmental, social and sustainable governance principles.

The Trust will annually disclose its complete proxy voting record for the year ended June 30 on Form N-PX. The Trust’s most recent Form N-PX is available without charge, upon request, by calling (215) 330-4476. The Trust’s Form N-PX also is available on the SEC’s website at www.sec.gov and on the Funds’ website at www.bridgewayetfs.com.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control. A “principal shareholder” is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund.
As a controlling shareholder, the shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The following table sets forth the name, address, and percentage of ownership of person who is known by the Trust to be either a control person or principal shareholder of the Funds as of October 1, 2024:
EA Bridgeway Blue Chip ETF

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	36.26%	N/A	N/A	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	18.60%	N/A	N/A	Record
Morgan Stanley Smith Barney, LLC 2000 Westchester Avenue Purchase, NY 10577	16.25%	N/A	N/A	Record
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.90%	N/A	N/A	Record
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	5.78%	N/A	N/A	Record
EA Bridgeway Omni Small-Cap Value ETF

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	69.27%	N/A	N/A	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	26.86%	N/A	N/A	Record
Management ownership
As of October 1, 2024, the Trustees and officers of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of each Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES
Investment Advisory Agreement
Under investment advisory agreements between the Trust, on behalf of the Funds, and the Adviser (the “Advisory Agreement”), each Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below:

Fund	Contractual Rate
EA Bridgeway Blue Chip ETF	0.15% on the first $3 billion
0.13% on the next $7 billion
0.12% on the next $10 billion
0.11% on assets above $20 billion
EA Bridgeway Omni Small-Cap Value ETF	0.47% on the first $1 billion
0.42% on the next $1 billion
0.40% above $2 billion
The Adviser, in turn, compensates the Sub-Adviser from the management fee the Adviser receives.
The Adviser selects each Fund’s sub-adviser, oversees the sub-adviser’s management of the Funds, provides trading, execution and various other administrative services and supervises the overall daily affairs of the Funds, subject to the general supervision and control of the Board. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a limited liability company organized under the laws of Pennsylvania. The address of the Adviser is 19 East Eagle Road, Havertown, PA 19083. The Adviser is wholly-owned by Alpha Architect, LLC. The Adviser was founded in October 2013 and provides investment advisory services to registered investment companies.
The following table summarizes the affiliated persons of the Funds who are also affiliated persons of the Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH ADVISER
Wesley R. Gray, PhD	Trustee and Chairman of the Trust	Executive Managing Member
Michael D. Barolsky	President	Chief Executive Officer
Alyssa M. Bernard	Secretary	General Counsel
Sean Hegarty	Treasurer	Chief Operating Officer
Jessica Leighty	Chief Compliance Officer	Chief Compliance Officer
Brian P. Massaro	Assistant Treasurer	Chief Technology Officer
Elizabeth Winske	Assistant Treasurer	Assistant Operating Officer
Under the Advisory Agreement for each Fund, the Adviser bears all of the costs of each of the Funds, except for the advisory fee, payments under each Fund’s Rule 12b-1 Distribution and Service Plan (the “Plan”), brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).
The Advisory Agreement with respect to a Fund will remain in effect for an initial term of two years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of such Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Advisory Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, by the Board or, with respect to a Fund, by a majority of the outstanding shares of a Fund, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice, and that it shall be automatically terminated if it is assigned.

The table below shows the total advisory fees in dollars at the advisory fee rate for the fiscal period ended June 30:

Fund Name	Fiscal Year Ended	Advisory Fees Paid
EA Bridgeway Blue Chip ETF	June 30, 2024	$204,867
	June 30, 2023	$224,647*
EA Bridgeway Omni Small-Cap Value ETF	June 30, 2024	$4,812,357
	June 30, 2023	$4,023,400**
* This fee includes advisory fees paid to the Sub-Adviser prior to the Reorganization on October 17, 2022.
** This fee includes advisory fees paid to the Sub-Adviser prior to the Reorganization on March 13, 2023.
Investment Sub-Adviser
The Trust, on behalf of the Funds, and the Adviser have retained Bridgeway Capital Management, LLC (the “Sub-Adviser”), located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, to serve as sub-adviser for the Funds. The Sub-Adviser was formed in July 1993 and is a wholly-owned subsidiary of Bridgeway Investments, Inc., a Texas corporation, which is controlled by John N. R. Montgomery. Mr. Montgomery is also a Director and Vice President of Bridgeway Funds and a Portfolio Manager on all funds offered by the Bridgeway Funds. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Business School.
Subject to the supervision and oversight of the Adviser and the Board, and pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser uses proprietary fundamental analyses and quantitative methods to identify investments, in the Sub-Adviser’s view, to be optimal investments within the current market cycle. These investments are communicated to the Adviser for execution.
The Sub-Adviser is responsible for selecting the investments for each Fund in accordance with the investment objective, policies and limitations of the Funds. The Adviser is responsible for selecting brokers and placing each Fund’s trades.
For the services it provides to the Funds, the Sub-Adviser is entitled to receive a management fee, which is calculated daily and payable monthly, at an annual rate based on the Fund’s average daily net assets multiplied by the sub-advisory fee of 0.5% for the EA Bridgeway Blue Chip ETF and 0.35% for the EA Bridgeway Omni Small-Cap Value ETF. The payment of a management fee by the Adviser to the Sub-Adviser is subject to the terms of each Fund’s sponsorship agreement described below.
The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and holders of a majority of the outstanding Shares, in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person (or virtually if then-permitted) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by vote of a majority of the Board or, with respect to the Funds, by a majority of the outstanding Shares of a Fund, or by the Adviser, upon 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The following table summarizes the affiliated persons of the Funds that are also affiliated persons of the Sub-Adviser.

NAME	AFFILIATION WITH FUND	AFFILIATION WITH SUB-ADVISER
John Montgomery	Portfolio Manager	Founder, President, Chief Executive Officer, Co-Chief Investment Officer, Portfolio Manager
Elena Khoziaeva, CFA	Portfolio Manager	Co-Chief Investment Officer, Portfolio Manager
Christine L. Wang, CFA, CPA	Portfolio Manager	Portfolio Manager
Andrew L. Berkin, PhD	Head of Research, Portfolio Manager	Head of Research, Portfolio Manager
For its services to the Fund or the Blue Chip Predecessor Mutual Fund, the Sub-Adviser or Predecessor Adviser was entitled to a fee at the annual rate (stated as a percentage of the Blue Chip Predecessor Mutual Fund’s respective average daily net assets) of 0.08% prior to the Reorganization on October 14, 2022. Management fees paid by the Fund or the Blue Chip Predecessor Mutual Fund to the Sub-Adviser or Predecessor Adviser for the fiscal years ending June 30, were as follows:

Fiscal Year Ended	Advisory Fees Paid	Expense Reimbursement[1]	Waived Advisory Fees[1]
June 30, 2024	$204,867	$0	$204,867
June 30, 2023	$224,647	$0	$(133,690)
June 30, 2022	$7,956,717	$0	$(335,376)
1None of the waived advisory fees are eligible for repayment to the Sub-Adviser following the Reorganization.
During the June 30, 2023 and June 30, 2022 periods described above, the Predecessor Adviser agreed to waive management fees and/or pay Blue Chip Predecessor Mutual Fund expenses, if necessary, to ensure the expense ratio of such Fund did not exceed 0.15% of the value of the Fund’s average daily net assets.
For its services to the Omni Predecessor Fund, the Predecessor Adviser was entitled to a fee at the annual rate (stated as a percentage of the Omni Predecessor Fund’s respective average daily net assets) of 0.50%. Prior to the reorganization on March 10, 2023, the Predecessor Adviser agreed to waive management and/or pay Omni Predecessor Fund expenses, if necessary, to ensure the expense ratio of the Omni Predecessor Fund did not exceed 0.60% of the value of the Omni Predecessor Fund’s average daily net assets. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) were not included in the 0.60% expense limitation. The Omni Predecessor Fund had agreed to repay the Predecessor Adviser any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment was payable only to the extent that it (1) can be made during the three years following the time at which the Predecessor Adviser waived fees or assumed expenses for the Omni Predecessor Fund under this agreement, and (2) can be repaid without causing the total annual fund operating expenses of the Predecessor Fund to exceed any applicable expense limitation that was in place for the Omni Predecessor Fund at the time of the waiver/assumption of expenses, or the current expense limitation, if different. Following the reorganization of the Omni Predecessor Fund into the Fund, the amounts available for recoupment under the Omni Predecessor Fund’s expense limitation agreement are no longer available for recoupment.
Effective January 1, 2020 (the “Effective Date”), the Predecessor Adviser voluntarily agreed to waive fees and/or pay Fund expenses in an additional amount such that the net fiscal year expense ratio for the Omni Predecessor Fund (management fees and other expenses less the contractual waiver and voluntary waiver) did not exceed 0.47%. Total expenses were the expenses accrued daily by the accounting agent and exclude trading costs (e.g., commissions and other trading costs), as well as Acquired Fund Fees and Expenses. This voluntary expense cap could have been changed or eliminated at any time by the Predecessor Adviser.

Management fees paid by the Fund or the Omni Predecessor Fund to the Sub-Adviser or Predecessor Adviser for the fiscal years ending June 30, were as follows:

Fiscal Year Ended	Advisory Fees Paid	Expense Reimbursement[1]	Waived Advisory Fees[1]
June 30, 2024	$4,812,357	$0	$4,812,357
June 30, 2023	$4,023,400	$0	(1,243,293)
June 30, 2022	$4,466,891	$0	(1,741,958)
1.None of the waived advisory fees are eligible for repayment to the Sub-Adviser following the Reorganization.
All sub-advisory fees are paid out of the unitary fee that is paid to the Adviser. The actual sub-advisory fees paid to a fund sponsor/sub-adviser will vary based on each sponsor’s economic arrangement and net revenue generated by the Fund’s unitary management fee. On a monthly basis, if covered Fund expenses exceed the unitary fee, the Sub-Adviser will pay any such covered expenses that are not otherwise paid under the unitary fee. This means that, in any given month, the Sub-Adviser may not receive its entire sub-advisory fee, or it may waive receipt of the sub-advisory fee. If the unitary fee amount exceeds the Fund’s covered expenses, including advisory fees to be paid to the Adviser, and sub-advisory fees paid to the Sub-Adviser, the Sub-Adviser will participate in the profits generated by the management and operation of the Fund. Please refer to the “Sponsor” section below.
Sponsor
The Adviser has entered into a fund sponsorship agreement with the Sub-Adviser, under which the Sub-Adviser assumes the Adviser’s obligation to pay some of the Funds’ expenses, including its own sub-advisory fee. Although the Sub-Adviser has agreed to be responsible for paying some of the Funds’ expenses, the Adviser retains the ultimate obligation to the Funds to pay them. The Sub-Adviser will also provide marketing support for the Funds, including preparing marketing materials related to the Funds. For these services and payments, the Sub-Adviser is entitled to share in the potential profits generated by the management and operation of the Funds.
Custodian
U.S. Bank National Association (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as the Custodian of the Funds’ assets. The Custodian has agreed to: (1) make receipts and disbursements of money on behalf of the Funds, (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments and (3) make periodic reports to a Fund concerning the Fund’s operations. The Custodian does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator” or “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as Administrator and Fund Accountant to each Fund. The Administrator provides each Fund with all required general administrative services, including, without limitation, clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, updates to registration statements, and all other materials required to be filed or furnished by a Fund under federal and state securities laws. As compensation for these services, the Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.
U.S. Bancorp Fund Services, LLC also serves as the Transfer Agent of each Fund’s assets. The Transfer Agent has agreed to: (1) issue and redeem shares of each Fund in Creation Units, (2) make dividend and other distributions to shareholders of each Fund, (3) maintain shareholder accounts and (4) make periodic reports to the Funds. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs and transaction fees which are accrued daily and paid monthly by the Adviser from its fees.

For the fiscal year indicated below, the Adviser paid the following fees to the Administrator:

Fund Name	Fiscal Year Ended	Administrator Fees Paid
EA Bridgeway Blue Chip ETF	June 30, 2024	$34,389
	June 30, 2023*	$57,850
EA Bridgeway Omni Small-Cap Value ETF	June 30, 2024	$270,486
	June 30, 2023**	$99,091
* For the period of from the date of the Reorganization (October 17, 2022) through June 30, 2023.
** For the period of from the date of the Reorganization (March 13, 2023) through June 30, 2023.
Securities Lending Agent
U.S. Bank National Association is the EA Bridgeway Omni Small-Cap Value Fund’s securities lending agent. The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by the EA Bridgeway Omni Small-Cap Value Fund during the fiscal year ended June 30, 2024 are set forth in the following table. The EA Bridgeway Blue Chip ETF does not participate in securities lending.
EA Bridgeway Omni Small-Cap Value ETF

Securities Lending
Gross Income	Revenue Split*	Cash Management Fees**	Administrative Fees***	Rebates (Paid to Borrower)	Aggregate Fees/Compensation	Net Income
$539,612	$(62,800)	$(12,608)	$0	$(212,994)	$(288,402)	$251,210

*	Any share of revenue generated by the securities lending program paid to the securities lending agent(s).
**	Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle).
***	Administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split.

PORTFOLIO MANAGERS
The following table shows the number of other accounts managed by the portfolio managers and the reporting information is provided as of June 30, 2024:

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
John Montgomery
Registered Investment Companies	6	$2,142.2	2	$667
Other Pooled Investment Vehicles	1	$18.3	0	$0
Other Accounts	21	$234	11	$66
Elena Khoziaeva
Registered Investment Companies	6	$2,142.2	2	$667
Other Pooled Investment Vehicles	1	$18.3	0	$0
Other Accounts	21	$234	11	$66
Christine L. Wang
Registered Investment Companies	6	$2,142.2	2	$667
Other Pooled Investment Vehicles	1	$18.3	0	$0
Other Accounts	21	$234	11	$66
Andrew Berkin
Registered Investment Companies	2	$1,366.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$7.1	0	$0
The table below provides the dollar range of investments in each Fund directly or indirectly owned by John Montgomery, Co-Chief Investment Officer and Portfolio Manager for each Fund as of June 30, 2024.

	Investments Held Individually or Jointly with Spouse[1]	Sub-Adviser’s Ownership of Fund Shares[2]	Total
EA Bridgeway Blue Chip ETF	$10,001-$50,000	$100,001-$500,000	$100,001 - $500,000
EA Bridgeway Omni Small-Cap Value ETF	$50,001-$100,000	$100,001-$500,000	$100,001 - $500,000
1 This column reflects investments in a Fund’s shares owned directly by Mr. Montgomery or beneficially owned by Mr. Montgomery). Mr. Montgomery is presumed to be a beneficial owner of securities that are held by his immediate family members sharing the same household.
2 Mr. Montgomery controls the Sub-Adviser due to the level of his stock ownership (approximately 52.6%) in the Sub-Adviser’s immediate parent company, Bridgeway Investments, Inc., and also has or shares investment control over the Sub-Adviser’s investments. As a result, under Rule 16a-1(a)(2) of the 1934 Act, he is deemed to beneficially own the investments held by the

Sub-Adviser in shares of the Funds. This column reflects the Sub-Adviser’s total investments in shares of the Funds managed by Mr. Montgomery.
The following table provides the dollar range of equity securities beneficially owned by each of Elena Khoziaeva, Christine L. Wang and Andrew L. Berkin in the Funds as of June 30, 2024:

	Dollar Range of Equity Securities Owned of EA Bridgeway Blue Chip ETF	Dollar Range of Equity Securities Owned of EA Bridgeway Omni Small-Cap Value ETF
Elena Khoziaeva	$100,001-$500,000	$50,001-$100,000
Christine L. Wang	$1-$10,000	$10,001 - $50,000
Andrew L. Berkin	$10,001 - $50,000	$10,001 - $50,000
Potential Conflicts of Interest
A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his/her management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds.
Sub-Adviser – Portfolio Managers
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:
•The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Sub-Adviser believes this problem may be significantly mitigated by the Sub-Adviser’s use of statistical models.
•If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Sub-Adviser has developed guidelines to address the priority order in allocating investment opportunities.
•At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.
•The appearance of a conflict of interest may arise where the Sub-Adviser has an incentive, such as a performance-based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities. The Sub-Adviser has adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation
Sub-Adviser – Portfolio Managers
The objective of the Sub-Adviser’s compensation program is to provide pay and long-term compensation for its staff members (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Sub-Adviser’s size. The Sub-Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.
The portfolio managers, including John Montgomery, Elena Khoziaeva, Christine L. Wang and Andrew L. Berkin, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term compensation. Each portfolio manager’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, teamwork, and leadership. Profit sharing bonuses are driven by company performance and an assessment of individual execution of responsibilities. The Sub-Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance-based fees relative to stock market benchmarks, and c) operating costs of the Sub-Adviser.
Fund performance impacts overall compensation. Generally, assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Sub-Adviser’s profitability.
Finally, all portfolio managers participate in long-term compensation programs including a 401(k) Plan and equity programs linked to the Sub-Adviser’s value which is a function of the profitability and growth of the Sub-Adviser. Although Mr. Montgomery does not participate in the ESOP, the value of his ownership stake is impacted by the profitability and growth of the Sub-Adviser.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Brokerage Transactions
Depending on prevailing market conditions, portfolio changes will generally be implemented through in-kind transactions (including a Cash Component or Cash Redemption Amount as applicable) for Creation Units or, in certain limited situations, through cash-only transactions for Creation Units. In connection with an in-kind component, the Adviser may nonetheless execute brokerage transactions for a Fund and a Fund may incur brokerage commissions, particularly during the early stages of the Funds’ development or in the case of transactions involving realized losses. In connection with the cash component (or with an all cash transaction), the Adviser will execute brokerage transactions for a Fund in connection with portfolio changes. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.
In addition, the Adviser may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years indicated below, the Fund paid the following amounts in brokerage commissions:

Fund Name	Brokerage Commissions
EA Bridgeway Blue Chip ETF
Fiscal year ending June 30, 2024	$3,116
Fiscal year ending June 30, 2023	$3,534
EA Bridgeway Omni Small-Cap Value ETF
Fiscal year ending June 30, 2024	$285,008
Fiscal year ending June 30, 2023	$239,411
For the Blue Chip Predecessor Mutual Fund’s fiscal years ended June, 30, 2022, the Fund paid $11,957 as brokerage commissions.
For the Omni Predecessor Fund’s fiscal years ended June 30, 2022, the Predecessor Fund paid $411,395 as brokerage commissions.
Brokerage Selection
The Trust does not expect to use one particular broker-dealer to effect the Trust’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, the Adviser may not select a broker-dealer based on the lowest commission rate available for a particular transaction. The Adviser does not currently use soft dollars.
Brokerage with Fund Affiliates
Although not expected, the Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC. Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Funds, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically. During the fiscal year ended June 30, 2024, the Funds did not execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser, the Sub-Adviser, or the Distributor.
Securities of “Regular Broker-Dealers”
The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Funds may hold at the close of their most recent fiscal year. “Regular brokers and dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. For the fiscal year ended June 30, 2024, , the Funds did not hold any securities of “regular broker dealers” to report.
THE DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Funds.
Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Transactions in Creation Units.” Shares in less than Creation Units are not distributed by the

Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.
The Board has adopted the Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Plan, each Fund is authorized to pay an amount of 0.25% of its average daily net assets each year for certain distribution-related activities. The Plan was adopted in order to permit the implementation of the Funds’ method of distribution. No fees are currently paid by any Fund under the Plan. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund because they would be paid on an ongoing basis. If fees were charged under each Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.
Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees, and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (the “Rule 12b-1 Trustees”), cast in person (or virtually, if permitted) at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by an Investment Company Act majority vote of the outstanding shares and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by an Investment Company Act majority vote of the outstanding shares.
ACCOUNTING AND LEGAL SERVICE PROVIDERS
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.
Legal Counsel
Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust.
ADDITIONAL INFORMATION CONCERNING SHARES
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on October 11, 2013 and has authorized capital of an unlimited number of Shares of beneficial interest of no par value that may be issued in more than one class or series. Currently, the Trust consists of multiple series, including the Funds discussed in this SAI. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders if the Investment Company Act does not require such a meeting, which it does not. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of Shares outstanding of the Trust may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.
All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights. The Trust’s Agreement and Declaration of Trust confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of a Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the NAV of a Fund.
The Trust’s Agreement and Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”
DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Transactions In Creation Units
Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund will issue fractional Creation Units.
The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.
To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.
Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”
Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges. There are expected to be a limited number of Authorized Participants at any one time.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.
Purchasing Creation Units
Fund Deposit. The consideration for a Creation Unit of a Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket and Cash Component, or an all cash payment (“Cash Value”), as determined by the Adviser to be in the best interest of the Fund.
The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to a Fund. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, a Fund pays the Balancing Amount to the purchaser. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.
The Transfer Agent, in a portfolio composition file sent via the NSCC, generally makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security (or contracts of each option) in the In-Kind Creation

Basket to be included in the current Fund Deposit for each Fund (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction). If applicable, the Transfer Agent, through the NSCC, also makes available on each Business Day, the estimated Cash Component or Cash Value, effective through and including the previous Business Day, per Creation Unit.
The announced Fund Deposit is applicable, subject to any adjustments as described below, for purchases of Creation Units of the Funds until such time as the next-announced Fund Deposit is made available. From day to day, the composition of the In-Kind Creation Basket may change as, among other things, corporate actions and investment decisions by the Adviser are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by a Fund, and the Fund’s determination shall be final and binding. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit.
Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.
Cash in lieu. A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Component to replace any security in the In-Kind Creation Basket. A Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Creation Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Creation Basket. Each Fund will comply with the federal securities laws in accepting securities in the In-Kind Creation Basket, including the securities in the In-Kind Creation Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash in lieu are considered to be “custom orders.”
Order Cut-Off Time. For an order involving a Creation Unit to be effectuated at a Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”). The Business Day following the day on which such an order is submitted to purchase Creation Units of such Funds is referred to as the “Order Placement Date.”
The Order Cut-Off time for orders to purchase Creation Units for the Funds is 4:00 p.m. Eastern time.
Accordingly, In-Kind Creation and Redemption Baskets are expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m., Eastern time. On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.
Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption in lieu of such security. Custom orders may be required to be received by the Distributor by 3:00 p.m., Eastern time to be effectuated based on a Fund’s NAV on that Business Day.
In all cases, cash and securities should be transferred to a Fund by the “Settlement Date,” which, unless extended as noted below, is generally the Business Day immediately following the Transmittal Date. The Settlement Date may be extended if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Persons placing custom orders or orders involving Cash Value should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.
Placement of Creation Orders. All purchase orders must be placed by or through an Authorized Participant. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor. In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available. The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC Participants that are also participants in the Clearing Process of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Fund Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. Certain orders for the Funds may be made outside the Clearing Process. In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities) and/or through such other arrangements allowed by the Trust or its agents.
Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.
Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) on the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component, along with any cash in lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of corporate securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date. The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.
An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component and applicable Transaction Fee by the appointed time, such order may be canceled. Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. Generally, the delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the order is deemed received by the Distributor. The Settlement Date may be extended if deemed to be in the best interests of the Fund and its shareholders by the Adviser. Authorized Participants that submit a canceled order will be liable to a Fund for any losses resulting therefrom.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver the Fund Deposit (or cash in lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The Authorized Participant must also make available on or before the Settlement, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee.
While, as stated above, Creation Units are generally delivered the following Business Day, and generally no later than the second Business Day following the day on which the order is deemed received by the Distributor, except due to foreign holidays, the Funds may settle Creation Unit transactions on a basis other than the one described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.
Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; or (v) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Funds, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, and they shall not incur any liability for the failure to give any such notification.
Issuance of a Creation Unit. Once a Fund has accepted a creation order, upon next determination of a Fund’s NAV, a Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Kind-Creation Basket securities and the Cash Component, along with any cash in lieu and Transaction Fee. Except to foreign holidays, the delivery of Creation Units will generally occur no later than the second Business Day following the Transmittal Date for securities.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
With respect to orders involving foreign securities, when the applicable local sub-custodian(s) has confirmed to the Custodian that the In-Kind Creation Basket (or cash in lieu) has been delivered to a Fund’s account at the applicable sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.
Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value, as adjusted from time to time by the Adviser, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to a Fund for any losses resulting therefrom.
To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% (as adjusted by the Adviser) of the daily marked-to-market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to a Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will generally occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
Transaction Fees
Authorized Participants may be required to pay a Transaction Fee as set forth in the table below to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions (“Transaction Costs”):

Fund	Standard Transaction Fee	Variable Charge
EA Bridgeway Blue Chip ETF	$300*	Up to 2.00%
EA Bridgeway Omni Small-Cap Value ETF	$300*	Up to 2.00%
*The Transaction Fee may be higher for transactions outside the Clearing Process. In addition, one half of the Transaction Fee may be waived in conjunction with rebalancing transactions.
The Standard Transaction Fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time). A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process. As shown in the table above, certain Fund Deposits consisting of cash-in-lieu or Cash Value may be subject to a variable charge, which is payable to the relevant Fund, of up to 2.00% of the value of the order in addition to the standard Transaction Fee. The Standard Transaction Fee may be waived on certain orders if the Trust’s custodian has determined to waive the Transaction Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. A Fund may determine to waive the variable charge on certain orders when such waiver is determined to be in the best interests of Fund shareholders, e.g., for cash creation orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
The Funds may adjust the Transaction Fee from time to time. The Standard Transaction Fee is based, in part, on the number of holdings in a Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings change. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee by such intermediary for such services.
Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Fund Deposit. In addition, cash purchases may be subject to Transaction Fees as described above. A cash purchase may cause the Fund to incur certain costs that it would not have had the purchase been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by the Fund. To the extent that these costs are not offset by the Transaction Fees the Fund’s NAV will be negatively impacted.
Redeeming Creation Units
Fund Redemptions. Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment (“Cash Value”), in all instances equal to the value of a Creation Unit.
There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, a Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to a Fund.
The composition of the In-Kind Creation Basket will normally be the same as the composition of the In-Kind Redemption Basket. Otherwise, the In-Kind Redemption Basket will be made available by the Adviser or Transfer Agent. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Redemption.
In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the Cash Value. Such redemptions for the Funds may be subject to a variable charge, as explained above. If applicable, information about the Cash Value will be made available by the Adviser or Transfer Agent.
From day to day, the composition of the In-Kind Redemption Basket may change as, among other things, corporate actions are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility and acceptance for deposit of any securities shall be determined by a Fund, and the Fund’s determination shall be final and binding.
The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.
Cash in lieu. A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash in lieu”) to be added to the Cash Redemption Amount to replace any security in the In-Kind Redemption Basket. A Fund may permit or require cash in lieu when, for example, the securities in the In-Kind Redemption Basket may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more securities in the In-Kind Redemption Basket. Each Fund will comply with the federal securities laws in satisfying redemptions with the applicable In-Kind Redemption Basket, including the securities in the In-Kind Redemption Basket that are sold in transactions that would be exempt from registration under the 1933 Act. All redemption orders involving cash in lieu are considered to be “custom redemptions.”
Placement of Redemption Orders. Redemptions must be placed to the Transfer Agent through the Distributor. In addition, redemption orders must be processed either through the DTC process or the Clearing Process. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption order to the Distributor.
An Authorized Participant submitting a redemption order is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Fund. A Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification report, does not provide sufficient verification of the requested representations, the redemption order will not be considered to be in proper form and may be rejected by a Fund.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received will be effectuated based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Redemption Amounts will be delivered using either the Clearing Process or the Federal Reserve System. The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.
Orders involving foreign securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption order, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities (and any cash in lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).
The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either: (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Trust may in its discretion exercise its option to redeem Shares in cash, and the redeeming beneficial owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).
A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Delivery of Redemption Basket. Once a Fund has accepted a redemption order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of an In-Kind Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash in lieu and Transaction Fee, if applicable. A Creation Unit tendered for redemption and the payment of the Cash Redemption Amount, any cash in lieu and Transaction Fee, if applicable, will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.
In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.
Cash Redemption Method. When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the In-Kind Redemption Basket minus any Transaction Fees, if applicable. Cash redemptions may cause a Fund to incur certain costs that it would not have had had the redemption been in-kind. These costs may include brokerage costs, execution, price movement and other costs and expenses related to the execution of trades by a Fund, including taxable gains or losses it might not have incurred if the redemption had been in-kind. To the extent that these costs are not offset by the Transaction Fees a Fund’s NAV will be negatively impacted.
DETERMINATION OF NET ASSET VALUE
The NAV of Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern time.
Each Fund calculates its NAV per Share by:
•Taking the current market value of its total assets,
•Subtracting any liabilities, and
•Dividing that amount by the total number of Shares owned by shareholders.
If you buy or sell Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Shares in Creation Units.
Because securities listed on foreign exchanges may trade on weekends or other days when a Fund does not price its Shares, the NAV of the Fund, to the extent it may hold foreign securities, may change on days when shareholders will not be able to purchase or sell Shares.
Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents using current exchange rates deemed appropriate for a Fund, which approximates fair value.
If a market price is not readily available or is deemed not to reflect market value, a Fund will determine the price of the security held by the Fund based on a determination of the security’s fair value pursuant to policies and procedures approved by the Board. Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Shares’ NAV performance to diverge from the Shares’ market price and from the performance of various benchmarks used to compare a Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
Subject to its oversight, the Board has delegated primary responsibility for determining or causing to be determined the value of each Fund’s investments to the Adviser, pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Funds. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports.
Repurchase agreements are generally valued at par. Pricing services will be used to determine the value of a fixed income investment. In certain circumstances, short-term instruments may be valued on the basis of amortized cost.
Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus.
TAXES
The following is a summary of certain additional material tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
This “Taxes” section is based on the Code and applicable U.S. Treasury Regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes Shares are held by U.S. shareholders and that such Shares are held as capital assets.
A U.S. shareholder is a beneficial owner of Shares of a Fund that is for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
A “Non-U.S. investor” is a beneficial owner of Shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership holding the Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.
The description below is for general information only and is not tax advice. All investors should consult their own tax advisors as to the U.S. federal, state, local and foreign tax provisions applicable to them.
Taxation of the Funds
Each Fund is treated as a separate corporation for U.S. federal income tax purposes. Losses in a Fund do not offset gains in another fund in the Fund Complex and the requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.
Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a RIC under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
To qualify for treatment as a RIC, a Fund must satisfy the following requirements:
•Distribution Requirement — a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by a Fund after the close of its taxable year that are treated as made during such taxable year).
•Income Requirement — a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”). See “Tax Treatment of Portfolio Transactions – Investments in Partnerships and QPTPs” below.
•Asset Diversification Test — a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (i) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (ii) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
If a Fund fails this Income Requirement as long as such failure was due to reasonable cause and not willful neglect it is subject to a penalty for non-compliance, which is generally is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.
Similarly, if a Fund fails the Asset Diversification Test and the failure is not de minimis, the Fund can cure if: (i) it files with the U.S. Treasury Department a description of each asset that caused it to fail the Asset Diversification Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the Fund equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of Asset Diversification Test failure by the assets that caused the Fund to fail the Asset Diversification Test.
In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. Certain aspects of equalization accounting are uncertain under current law. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for U.S. federal income and/or excise tax. If, as a result of such adjustment, the applicable Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a RIC the effect of which is described in the following paragraph.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular U.S. federal corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such a course of action to be beneficial to shareholders.
To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the Income Requirement, the Asset Diversification Test, and the Distribution Requirement for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.
Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce a Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of Capital Gain” below. For Non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “Short-Term Capital Gain Dividends and Interest Related Dividends” below.
Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
At June 30, 2024, the Funds had the following capital loss carryforwards:

	Unlimited Short Term Capital Loss Carryover	Unlimited Long Term Capital Loss Carryover
EA Bridgeway Blue Chip ETF Assets	$ (16,777)	$ (707,410)
EA Bridgeway Omni Small-Cap Value ETF	$ (8,947,532)	$ (6,425,588)

Deferral of Late Year Losses. Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of Capital Gain” below). A “qualified late year loss” includes:
(i)any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.
Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the

Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest U.S. federal corporate tax rate (currently 21%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
U.S. Federal Excise Tax. To avoid a 4% non-deductible U.S. federal excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for U.S. federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay the U.S. federal excise tax.
Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.
Purchase of Shares. As a result of tax requirements, the Trust on behalf of a Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Taxation of Fund Distributions
This section applies to U.S. shareholders.
Each Fund anticipates distributing all or substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). A Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “– Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations.”
Distributions of Capital Gain. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate U.S. federal excise or income taxes on the Fund.
Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares; any excess will be treated as gain from the sale of its Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Shares (but not below zero) and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).
Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities Lending” below.
U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Medicare Tax. A 3.8% U.S. federal Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (i) the shareholder’s net investment income or (ii) the amount by which the shareholder’s modified adjusted gross income exceeds certain thresholds based on filing status. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.
Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder. Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share that recognize “excess inclusion income,” then a Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisor concerning the consequences of investing in the Fund.
Sales and Redemption of Shares
This section applies to U.S. shareholders.
Sales and redemptions (including redemptions in kind) of Shares are taxable transactions for U.S. federal and state income tax purposes. If you redeem your Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.
Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might not be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.
If a Fund redeems Creation Units in cash, it may recognize more capital gains than it would had it redeemed Creation Units in-kind.
Tax Basis Information. Each Fund is required to provide shareholders with cost basis information on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Each Fund has selected the highest cost method to calculate cost basis information. Highest cost is a tax lot identification method that selects the Shares with the highest price for sale. It is specifically designed to limit gains. Under the highest cost method, the shareholder’s tax lot with the highest cost basis is sold first so as to minimize gains or maximize losses, depending on market movement since the purchase date.
The highest cost method does not consider the length of time you held your Shares. If your Shares consist of several tax lots and they consist of both long- and short-term holdings, highest cost may deliver the lowest gains but not the lowest tax rate, due to the difference between short- and long-term capital gains tax rates.
When selling at a loss, highest cost also fails to distinguish between two positions that may be similar in cost where one is a long-term holding and the other is a short-term holding. You may want to consult a tax advisor as to whether or not the use of the short-term holding is better for your particular situation. Should the market price of the security rise over time, holding the long-term tax lot will mean you will be taxed at long-term capital gains rates, should you sell those securities for a profit. Highest cost is generally an attractive methodology for short-term holdings, except when the market has risen dramatically.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Shares will be disallowed to the extent that you buy other Shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those Shares.
Reportable Transactions. Under U.S. Treasury Regulations, if a shareholder recognizes a loss with respect to a Fund’s Shares of certain threshold amounts, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.
If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax advisor on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59-1/2. Certain minimum distribution requirements may also apply to IRAs or retirement plans. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Objective, Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to each Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses.
Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Shares.
Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments)

may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. The designation of a foreign security as a PFIC security will cause its income dividends to not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a qualified publicly traded partnership (“QPTP”) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of a Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (i) the interests in which are traded on an established securities market, (ii) that is treated as a partnership for U.S. federal income tax purposes, and (iii) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income, but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in a Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For U.S. federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for qualified dividend income nor the dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the security. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.
Investments in ETFs. To the extent a Fund invests in ETFs, the Fund generally intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income a Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the “Income Requirement” (as defined above under the heading “Taxes”). However, a Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the Income Requirement. Each Fund anticipates monitoring its investments in such ETFs so as to keep such Fund’s non-qualifying income within acceptable limits of the Income Requirement, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, such Fund would be subject to the rules described above.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.
Options, Futures and Forward Contracts, Straddles, and Swap Agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by a Fund may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% U.S. federal excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few U.S. Treasury Regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which generally would be taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
The key features of the straddle rules are as follows:
•A Fund may have to wait to deduct any losses. If a Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if a Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

•A Fund’s capital gain holding period may get clipped. The moment a Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If a Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.
•Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.
•A Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle are not currently tax deductible but must be capitalized (added to cost basis).
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Trust intends to monitor developments in this area.
Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC, including the Income Requirement and Asset Diversification Test applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by a Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of a Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or U.S. Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.
Short Sales. Each Fund may engage in short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.
Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.
Investments in REITs and REMICs. Each Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
As discussed above, a Fund or some of the REITs in which the Fund may invest may be permitted to hold senior or residual interests in REMICs or debt or equity interests in TMPs. Generally, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. Excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC earning excess inclusion income, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest corporate U.S. federal income tax rate. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, a Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Investments in Commodities. Each Fund may invest in physical commodities, exchange-traded commodities (“ETCs”), ETFs that are not taxable as RICs under the Code that in turn invest in commodities, or other direct or indirect exposure to commodities. The income a Fund receives from such commodity-related investments will generally not be qualifying income for purposes of the Fund satisfying the Income Requirement (as defined above under the heading “Taxes”). A Fund anticipates monitoring such commodity-related investments so as to keep the Fund’s non-qualifying income within acceptable limits of the Income Requirement. However, it is possible that such non-qualifying income will be more than anticipated which could cause a Fund to inadvertently fail the Income Requirement thereby causing the Fund to fail to qualify as a RIC. In such a case, such Fund would be subject to the rules described above.
Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments is currently uncertain and may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, a Fund must satisfy the Income Requirement. On May 1, 2017, the IRS published a series of revocations of private letter rulings that had been issued to RICs. In each of the revocations, at least one of the rulings requested in the original private letter ruling was that the income from a commodity-linked note was qualified income for the purposes of the Income Requirement. Although the original rulings were favorable, the IRS indicated in the revocations that the rulings were not in accord with the current views of the IRS. If, as a result of any adverse future legislation, Treasury Regulations, and/or guidance issued by the IRS, the income of a Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to U.S. federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit a Fund’s use of such derivative instruments.
Backup Withholding
By law, a Fund may be required to backup withhold a portion of your taxable dividends and sales proceeds unless you:
•provide your correct social security or taxpayer identification number,
•certify that this number is correct,

•certify that you are not subject to backup withholding, and
•certify that you are a U.S. person (including a U.S. resident alien).
A Fund also must backup withhold if the IRS instructs it to do so. When backup withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
This section applies to Non-U.S. investors.
Non-U.S. investors may be subject to U.S. federal withholding and estate tax and are subject to special U.S. federal tax certification requirements. Non-U.S. investors should consult their own tax advisors about the applicability of U.S. federal tax withholding and the use of the appropriate forms to certify their status.
In General. The United States imposes a flat 30% federal withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends, paid to you by a Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. federal withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to U.S. federal backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Capital Gain Dividends. In general, capital gain dividends reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax.
Short-Term Capital Gain Dividends and Interest-Related Dividends. Short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), generally are not subject to U.S. federal withholding tax. Similarly, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources generally are not subject to U.S. federal withholding tax. “Qualified interest income” includes, in general, U.S. source (i) bank deposit interest, (ii) short-term original discount, (iii) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (iv) any interest-related dividend from another RIC. Each Fund reserves the right to not report amounts of short-term capital gain dividends or interest-related dividends. Additionally, a Fund’s reporting of short-term capital gain dividends or interest-related dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to Non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. federal withholding tax. Non-U.S. investors may be subject to U.S. federal withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.
Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a Non-U.S. investor, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or corporations and require the filing of a nonresident U.S. federal income tax returns.

Investment in U.S. Real Property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. federal tax on disposition of a U.S. real property interest (“USRPI”) as if they were U.S. persons. Such gain is sometimes referred to as FIRPTA gain. A Fund may invest in equity securities of corporations that invest in USRPI, which may trigger FIRPTA gain to the Fund’s Non-U.S. investors.
The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHCs”). If a RIC is a qualified investment entity and the Non-U.S. investor owns more than 5% of a class of Shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the Non-U.S. investor is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. federal withholding tax at a rate of 15%, and requiring the Non-U.S. investor to file a nonresident U.S. income tax return. In addition, even if the Non-U.S. investor does not own more than 5% of a class of Shares, but a Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2014 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2014 from a RIC to a Non-U.S. investor from the RIC’s direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.
U.S. Estate Tax. Transfers by gift of Shares by a Non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a Non-U.S. investor will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. federal estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.
U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to Non-U.S. investors both to avoid U.S. federal backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a Non-U.S. investor, you must provide an applicable Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, U.S. federal withholding as a resident of a country with which the United States has an income tax treaty. Certain payees and payments are exempt from U.S. federal backup withholding.
The tax consequences to a Non-U.S. investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
Foreign Account Tax Compliance Act (“FATCA”). Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares paid by a Fund. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Effect of Future Legislation or Administrative Changes; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. investors may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their own tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
FINANCIAL STATEMENTS
The Form N-CSR for the Funds for the fiscal year ended June 30, 2024 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. The Funds have adopted the accounting and performance history of the respective Blue Chip Predecessor Mutual Fund or Omni Predecessor Mutual Fund, both of which operated as a mutual fund. The financial statements of the respective Blue Chip Predecessor Mutual Fund or Omni Predecessor Mutual Fund are incorporated by reference to the respective Blue Chip Predecessor Mutual Fund or Omni Predecessor Mutual Fund’s most recent Annual Report filed with the SEC. You may request a copy of a Fund’s Annual Report or the respective Blue Chip Predecessor Mutual Fund or Omni Predecessor Mutual Fund’s Annual Report at no charge by calling (215) 330-4476, or you may download the Funds’ report at www.bridgewayetfs.com.

Appendix A
Proxy Voting Policies and Procedures

As You Sow is a nonprofit organization dedicated to increasing environmental and social corporate responsibility. Founded in 1992, As You Sow envisions a safe, just, and sustainable world for all in which environmental health and human rights are central to corporate decision making. Its Energy, Environmental Health, Waste, and Social programs create positive, industry-wide change through corporate dialogue, shareholder advocacy, coalition building, and innovative legal strategies. www.asyousow.org

Proxy Impact provides environmental, social, and governance (ESG) proxy voting and shareholder engagement services that promote sustainable business practices. This includes customized research, proxy guidelines, proxy voting, corporate dialogues, and filing shareholder resolutions. Founded in 2011, we help clients identify the links and advocacy opportunities between their stockholdings, proxy votes, and personal values or organization’s mission. www.proxyimpact.com

ACKNOWLEDGEMENTS:
Tim Smith, Senior Policy Advisor at the Interfaith Center on Corporate Responsibility, for his mentorship and insights on all subjects related to shareholder advocacy and proxy voting; Our Advisory Committee: Andrew Behar, Danielle Fugere, Nell Minow, Renee Morgan, and Michael Passoff; As You Sow staff members: Genevieve Abedon, Olivia Aldinger, Rohan Brown, Parker Caswell, Jill Courtenay, Cailin Dendas, Cole Genges, Olivia Knight, Liz Levy, Conrad MacKerron, Kelly McBee, Isaac Montes, Diana Myers, Kaylea Noce, Abigail Paris, Kelly Poole, Anne Schmidt, David Shugar, Namita Verma, Rosanna Landis Weaver, and Sophia Wilson; social media consultant Ryon Harms; project managing consultants Hillary Keller and Thembi Ndebele; and special thanks to designer John Opet.
Gratitude to FreeFloat for detailed board director data.

TABLE OFCONTENTS
AS YOU VOTE    4
METHODOLOGY    6
INTRODUCTION    7
MANAGEMENT RESOLUTIONS    7
Board of Directors    7
Auditors    9
Executive Compensation    9
Capital Structure    10
SHAREHOLDER RESOLUTIONS    10
Sustainable Governance    10
Environmental Resolutions    12
Social Resolutions    14
Anti-ESG Resolutions    18
LEGAL DISCLAIMER    19

As You Sow, in partnership with Proxy Impact, continues our work on AS YOU VOTE, an environmental, social and sustainable governance (ESG) proxy voting service for institutional, individual, mutual fund, and ETF shareholders. AS YOU VOTE offers a simple way to incorporate ESG guidelines into your proxy voting. Shareholders can opt to use this as a resource for their own voting decisions or have it automatically set as their default vote which can be adapted or customized with their own guidelines.
AS YOU VOTE guidelines were developed to be automated “rules-based” votes available for institutional investors on the Broadridge Proxy Edge platform. We have for the past year also been offering our services for retail investors through Iconik and for pass-thru voting with the Tumelo platform.

Rules Based Voting
Rules-based automated voting follows the premise that we set recommendations in response to standard proxy items. Rules apply to information reported on a company’s proxy. For example, AS YOU VOTE recommends a vote against the CEO if they also serve as board chair as we support an independent board of directors at every company. That information is easily identifiable on the proxy ballot, and a rule is set for it.
We also offer a “Women on Boards” variation of these guidelines that provides a rule to never vote against any woman on the board of directors. This rule overrides other rules that may call for voting against an entire board committee on which a woman director sits.

Case-By-Case Recommendations
Proxy items on issues such as mergers, acquisitions, and contested elections are beyond the scope of standardized rules. Consequently, those recommendations are listed as case-by-case and left to the subscriber to vote. Similarly, there are rare occurrences of items (generally on international proxies) that are written in a way that are not identifiable by an automated system and show up as case-by-case. We manually vote these before the AGM and do a second check for new listings 48 hours before the deadline.

Additional ESG Screens
We do incorporate selected outside research that enhances our ESG vote guidelines. For example, we go beyond automated rules and apply an additional level of scrutiny on director votes for about two dozen companies that are major contributors to climate change. These companies, as identified by Majority Action, encompass industry leaders from the electrical utility, oil and gas, bank and insurance, and forestry sectors. We also vote against anti- ESG resolutions (see page 18), and we utilize As You Sow’s annual reports Pay for Climate Performance and The 100 Most Overpaid CEOs 2023 in making recommendations for about 150 executive compensation plans. Furthermore, in response to subscriber requests, we offer a second policy customized to support female board directors that automatically votes in favor of all female board members regardless of their committee membership.
Proxy voting was designed as a means for shareholders to send a message to management of companies in their portfolio. It is your right and responsibility to have a voice in how your company is managed. Proxy voting can be a powerful tool in shaping profitable and sustainable corporations – which, in turn, shape the world.

/s/ Andrew Behar    /s/ Michael Passoff
Andrew Behar CEO    Michael Passoff CEO
As You Sow    Proxy Impact

HOWTO SUBSCRIBE
Institutional Investors
Please fill out the form at www.asyouvote.org and select “institutional.” A Broadridge representative will be in touch to assist you. Once you are a Broadridge customer, institutional investors can then subscribe to AS YOU VOTE to see recommendations based on these guidelines. Proxies can be customized and voted individually or automated.

Retail Investors
Sign up through the Iconik platform at www.iconikapp.com/as-you-sow or www.asyouvote.org and select “individual.”

Asset Managers
To enable a pass-thru option for underlying shareholders contact Tumelo at https://www.tumelo.com/.

START A DISCUSSION
For those investors who are exploring how to align their voting with ESG values – such as foundations, endowments, faith-based institutions, and asset managers – please use these guidelines as a baseline for discussion with your investment committees, trustees, financial advisors, and clients.

METHODOLOGY
In 2012, As You Sow and Proxy Impact conducted an in-depth review of proxy voting policies. We found few guidelines utilizing ESG as a framework for assessing risk and almost none that were applied outside the scope of shareholder proposals. From the beginning, ESG principles have been the starting point for our vote guidelines, and for over a decade we have applied them to all key issues including board composition, board accountability, executive compensation, and auditor independence, as well as environmental and social shareholder proposals.

We actively engage in ongoing shareholder public debates over proxy-related issues, such as corporate governance best practices, appropriate executive compensation, shareholder rights, and the materiality of social and environmental risk. We work closely with the broad community of shareholder advocates through our membership in investor networks, including the Interfaith Center on Corporate Responsibility, Ceres Investor Network, U.S. Forum for Sustainable and Responsible Investment, Confluence Philanthropy, and the Shareholder Rights Network, as well as through collaboration with the Intentional Endowments Network, Principles for Responsible Investment, and the Council of Institutional Investors.
As You Sow and Proxy Impact staff and management annually review the guidelines to assess if modifications are needed. The As You Vote advisory committee conducts a final review of the guidelines, debates the issues, and adds insight to the process.
The Advisory Committee currently has five members:
Andrew Behar, CEO, As You Sow
Danielle Fugere, President & Chief Counsel, As You Sow
Nell Minow, Vice Chair, ValueEdge Advisors; co-founder and former President, Institutional Shareholder Services (ISS)
Renee Morgan, Social Justice Director, Adasina Social Capital
Michael Passoff, CEO, Proxy Impact
INTRODUCTION
As You Sow, founded in 1992, is a non-profit shareholder advocacy organization that uses the power of the proxy to reduce material risk for all stakeholders and create positive, lasting changes in corporate behavior.
In 2021, we teamed up with Proxy Impact and launched As You Vote, a proxy voting service designed for investors who want to align their proxy votes with environmental, social, and governance (ESG) principles. In 2024, we are providing voting policies to two tech startups: Iconik, to empower retail voting, and Tumelo, for pass-thru voting. Our Proxy Voting Guidelines help shareholders vote their own proxies, provide guidance to their advisors and money managers, or can be set up to automatically vote.
The Proxy Voting Guidelines are divided into two categories: management resolutions and shareholder resolutions.
Management resolutions are proposed by companies and include votes on board of director elections, auditor ratification, executive compensation, and as-needed resolutions on related governance issues, such as stock options and capital structures.
Shareholder resolutions are made by shareholders to companies and include both governance issues, such as board diversity and proxy access, as well as resolutions on social and environmental issues, including climate change, corporate political spending, diversity, product safety, and human rights.
As You Sow’s in-depth research and reporting helps inform our guidelines. As You Sow, Proxy Impact, and the Sustainable Investment Institute co-publish an annual Proxy Preview that provides in-depth analysis and expert insight on hundreds of social and environmental resolutions proposed every year. As You Sow also publishes an annual scorecard of The 100 Most Overpaid CEOs, which offers new research on excessive executive compensation, as well as Racial Justice and DEI scorecards. Our ESG reports cover a variety of issues, including net-zero -goals, plastics pollution, and regenerative agriculture, as well as our Invest Your Values platform evaluates mutual funds and ETFs on seven ESG issues.

MANAGEMENT RESOLUTIONS

BOARD OF DIRECTORS
The board of directors reports to the shareholders and holds the power to decide corporate policies. The board is charged, first and foremost, with making decisions that it believes are in the best interests of a company, its shareholders, and all stakeholders including employees, customers, supply chain, and the communities where it operates. In today’s business climate, one of the best ways of safeguarding the financial health of the company is by ensuring that ESG issues are properly evaluated and incorporated into the company’s strategy. For example, climate change and the need to rapidly transition to a low carbon economy pose a major challenge to companies. Boards are coming under increasing scrutiny for how effectively they oversee this transition.
Another challenge facing boards is how to navigate the growing debate over executive compensation. In the last 30 years, increases in executive pay have far outstripped stock performance and worker pay. The board is responsible for determining executive compensation that is fair to the CEO, employees, and shareholders and incentivizes alignment with strategic goals and material risk reduction optimized for all stakeholders.
Guiding Principles
•The board must be independent in order to provide proper oversight of management.
•The board should install policies that ensure long-term shareholder value, ethical behavior, good governance, and a commitment to sustainability.
•The board and its committees should be held accountable for their actions and the actions of the CEO who reports to them.
•The board should reflect both gender and ethnic diversity.

Specific Votes
Accountability
We oppose the election of a director when:
Independence
◦The board is not majority independent;
◦The CEO serves as the board chair.
Poor attendance
◦Board members attend less than 75% of board meetings without a valid reason for their absence.

Shareholder Rights
We oppose the election of all directors when:

Litigation against shareholders
◦The company bypasses the SEC No-Action process and instead litigates against the proponent(s), representative(s), and/or resolution.
In those cases where we disagree with management’s vote recommendation, we may also vote against the corresponding committee members responsible. For example, we withhold votes for:
Nominating committee members
◦If they nominate the CEO to serve as board chair;
◦If they nominate a slate of candidates lacking gender diversity, defined as less than 50% female;
◦If they nominate a slate of candidates lacking racial/ethnic diversity, less than 40% non-white;
◦If they nominate a board that is not majority independent.
Compensation committee members
◦If there is more than a 100:1 CEO to median worker pay ratio;
◦If executive compensation exceeds 75% of its peer group;
◦If company CEO has been listed among 100 Most Overpaid CEOs and has not changed practices.
Net Zero Goals
We withhold votes for:
◦Directors who have been identified by Majority Action as having failed to set adequate net-zero targets reducing greenhouse gas (GHG) emissions in alignment with the Paris Agreement;
◦Directors of a company that has withdrawn from Climate Action 100+, the investor-led initiative to ensure the world’s largest corporate GHG emitters take action on climate change;
◦Compensation committee at companies graded F in the As You Sow Pay for Climate Performance report, which identifies executive pay packages insufficiently incentivized to reduce GHG emissions.
AUDITORS
The audit committee reviews financial statements and sets accounting standards that are designed to prevent or detect fraud, financial mismanagement, or large accounting errors. A string of high-profile accounting scandals led to an expansion of the role of the audit committee under the 2002 Sarbanes-Oxley Act.
Guiding Principles
•Ensure auditor independence.
•Eliminate the possibility of a conflict of interest.

Specific Votes
We oppose the ratification of the auditor in cases where:
◦Non-audit consultant fees represent more than 25% of the total fees paid to the auditor during the previous fiscal year.

EXECUTIVE COMPENSATION

The current system of executive compensation is broken. According to the Economic Policy institute, in 2022, CEO pay had increased by 1,209% since 1978, onentially more than the 15.3% growth of a typical worker over that same time. The ratio of CEO to typical worker compensation was 344:1 in 2022, up from 307:1 in 2019, 61:1 in 1989 and 21:1 in 1965. This pay disparity contributes to the destabilizing effects of income inequality and distorts incentives, leading to a short-term focus rather than an emphasis on sustainable growth. Shareholders are allowed a non-binding vote on executive compensation resolutions (commonly referred to as say-on-pay) and can also cast binding votes on approval of equity and incentive plans.

Guiding Principles
•Executive pay must be appropriately linked to company performance and should not be excessive.
•Shareholders are entitled to transparency regarding compensation decision-making.

Specific Votes
Advisory Vote on Executive Compensation (Say-on-Pay)
We vote against management remuneration proposals if:
Inﬂated pay
◦CEO pay is greater than the 75th percentile of peers.
Pay disparity
◦A CEO to median employee ratio higher than 100:1, without persuasive explanation for why such a ratio is necessary.
Equity Plans
We oppose resolutions when:
◦The total potential dilution from all company stock plans exceeds 10% of the current outstanding stock.
CAPITAL STRUCTURE
Capital structure refers to a company’s decision to finance itself through equity and debt. Resolution votes regarding new stock offerings are common. A company may recommend increasing shares for a variety of reasons, such as the need to raise new capital, allow for stock splits or dividend payments, or to fund compensation. These votes may need a case-by-case evaluation although some general guidelines do apply.

Guiding Principles
•Shareholders must approve or ratify any changes in capitalization.
•Common stock should have equal voting rights.
•All stock must clearly specify voting, conversion, dividend distribution, and other rights.

Specific Votes
We support resolutions that ask to:
◦Adopt a one-share, one-vote policy.
We oppose resolutions that request:

◦Dual classes of common stock that have different voting rights.

SHAREHOLDER RESOLUTIONS

SUSTAINABLE GOVERNANCE
Shareholder sponsored governance resolutions often mirror management’s resolutions (above) on board of director elections and executive compensation but do so through an ESG lens, which has proven to help companies better identify risks and opportunities in their business model. Resolutions aim to change the power dynamics between the board, CEO, and shareholders; ensure proper oversight of the company; or to install a greater commitment to sustainable business practices.

Guiding Principles
•Share ownership is not passive; shareholders have a right and a fiduciary responsibility to ensure that the company is being managed fairly and effectively.
•Companies that embrace financial, social, and environmental sustainability goals are better positioned for long-term success.
•Corporations need to be transparent when reporting on their environmental and social impacts.
•Corporations are accountable to their shareholders, employees, communities, and stakeholders.
Specific Votes
Board of Directors
We support resolutions that ask companies to:
Board diversity
◦Adopt a policy and report on plans to increase the number of women and racially diverse board members;
◦Report board diversity and skills, specifically recruitment, retention, and promotion rates parsed by all the protected classes.
Board oversight and expertise
◦Adopt a policy/report on board oversight of climate change/human rights;
◦Report on board oversight of climate change/human rights;
◦Establish board committees on sustainability/climate change/human rights;
◦Nominate climate and human rights experts to the board.
CEO
◦Separate the board chair and CEO positions;
◦Develop a CEO succession policy.

Independence
◦Require that the chair of the board be an independent director;
◦Require that the board is composed of a majority of independent directors.
Meet with proponents
◦A board director must meet with proponents who achieve a 50%+ majority vote.
Proxy access
◦Provide shareholders with the ability to nominate board candidates.
Proxy voting policies
◦Report on proxy voting policy alignment with company’s own policies.
Voting standards
◦Adopt a simple majority vote standard in the election of directors;
◦Declassify the board (all board members are reelected annually).
Executive Compensation
We support resolutions that ask companies to:
ESG pay links
◦Adopt a policy/report on linking executive compensation to ESG metrics;
◦Report on compensation links to risky practices;
◦Report on retirement benefits alignment with climate goals.
Pay disparity
◦Disclose and compare total executive compensation to employees’ median wage.
Recoupment (clawbacks)
◦Adopt a policy to recoup unearned executive bonuses or incentive pay when performance targets have not been met.
Retention
◦Require stock retention as a means to incentivize executives on long-term shareholder value.
Severance
◦Require a shareholder vote on golden parachutes or severance compensation on termination.
Tax gross-ups
◦Adopt a policy against paying tax gross-ups to executives.
Shareholder Rights
We support resolutions that ask companies to:
Meetings and actions
◦Allow shareholders to call special meetings (10% threshold);
◦Allow shareholders to act by written consent.
Proxy access
◦Provide shareholders holding 3% or more of stock for at least three years with the ability to nominate board candidates.
Vote requirements

◦Adopt a simple majority vote (For vs. Against; abstentions would not be allowed to be voted by management);
◦Eliminate supermajority vote requirements;
◦Require an annual say-on-pay vote;
◦Eliminate dual class stock with unequal voting rights.

ENVIRONMENTAL RESOLUTIONS
There are many critical issues raised by shareholder resolutions within the category of environment, including climate change, energy, toxic products, waste management, forestry, food safety, biodiversity, and industrial agriculture. Climate change has emerged as the key issue across multiple industries. Shareholders have increasingly demanded that corporations reduce GHG emissions and account for risks related to climate change.

Guiding Principles
•Companies must prepare a climate transition plan in alignment with Paris Climate 1.5°C goals.
•Companies must act rapidly to reduce GHG emissions.
•Adopting recycling strategies and reducing waste, packaging, and chemical use will allow companies to cut costs and lower environmental and community impacts.
Specific Votes
Climate Change
We support resolutions that ask companies to:
GHG emissions/Paris climate goals
◦Adopt a policy/report on net-zero GHG reduction targets;
◦Adopt a policy/report on Scope 3 emissions reduction targets;
◦Report on goals to reduce Scope 3 emissions;
◦Report on methane emissions and flaring;
◦Report on methane emissions reduction targets;
◦Report on methane measurement methodologies;
◦Report on Paris-aligned GHG reduction targets;
◦Report on science-based climate transition plans;
◦Report on stranded carbon asset risk;
◦Report on use of carbon offsets.
Climate change ﬁnance and strategy

◦Adopt a policy to limit/phase out/end GHG emissions financing;
◦Report on GHG emissions financing;
◦Adopt a policy to limit/phase out/end fossil fuel financing/underwriting;
◦Report on fossil fuel financing/underwriting;
◦Issue audited climate transition plan;
◦Report risks associated with climate driven droughts and mega-droughts;
◦Report on fossil fuel stranded asset risk due to climate-related factors, such as climate-related regulations and climate change-driven technology and demand shifts;
◦Report on alignment of corporate retirement plans (401(k)) and stated climate goals.
Climate-related lobbying
◦Adopt a policy to align lobbying activities with climate goals;
◦Report on alignment of lobbying activities with climate goals.
Environmental Management
We support resolutions that ask companies to:
Forests and water
◦Report on supply chain deforestation impacts;
◦Report on deforestation and financing;
◦Report on risks to company operations associated with climate change, such as financial risks, physical risks, and public health risks.
Waste and pollution
◦Reduce chemical footprint risks;
◦Report on “right to repair” policy;
◦Report on reducing packaging/plastic pollution;
◦Report on opportunities to support a circular economy for packaging.
Biodiversity
◦Report on deep sea mining impacts;
◦Conduct/report on biodiversity impact assessments.
Industrial Agriculture
We support resolutions that ask companies to:
Animal welfare
◦Adopt a policy/report on use of cage-free eggs;
◦Adopt a policy/report on use of gestation crate-free housing for pigs;
◦Report on car accident testing on pigs;
◦Report on laboratory testing on non-human primates;
◦Report on/phase out antibiotic use in food animal supply chain;
◦Adopt a policy to phase out antibiotic use in food animal supply chain;
◦Report on pesticide health risks from supply chain;
◦Report on animal welfare in supply chain.

SOCIAL RESOLUTIONS

Shareholders recognize that corporations are important agents of social change. The largest group of shareholder resolutions is questioning the appropriate political role of corporations in a democracy. Shareholders continue to be at the forefront of moving corporations to disclose their political contributions and lobbying activities.
A growing number of resolutions are focused on promoting diversity, racial justice, and human rights. Shareholders are pushing for gender and racial pay equity, equal opportunity for promotion, and more representation on corporate boards. Human rights concerns include workplace sexual harassment and discrimination, sex trafficking and child sexual exploitation online, forced labor throughout the supply chain, and pipeline construction and Indigenous Peoples’ rights. Investors are also questioning the impact on society and the economy as corporations continue to externalize financial risks.

Guiding Principles
•Corporations have a responsibility to respect human rights throughout their operations, create safe work environments, support fair wages, and not discriminate based on gender, race, or sexual orientation.
•Corporations should transparently report on their contributions to political activities to inform shareholders how capital is being allocated.

Specific Votes
Artificial Intelligence (AI)
We support resolutions that ask companies to:
Policies and oversight
◦Adopt/report on guidelines for ethical use of AI in business operations;
◦Report on AI use in business operations, oversight, and guidelines.
Risks
◦Report on AI generate misinformation and disinformation risks;
◦Report on human rights risks associated with development and deployment of AI systems.
Corporate Political Activity
We support resolutions that ask companies to:
Lobbying
◦Report on direct and indirect lobbying, including payments, memberships in tax-exempt organizations that write legislation, and management decision-making process;
◦Report on contributions made to trade associations and other tax-exempt entities that are used for political purposes;
◦Adopt a policy of no lobbying, campaign spending, or other election-related expenditures.
Political contributions
◦Report on political spending, including policies and procedures for contributing to political campaigns as well as the recipient, amount paid, and company decision maker;
◦Adopt a policy of no lobbying, campaign spending, or other election-related expenditures.
Corporate values and public policy inﬂuence

◦Provide a congruency analysis between corporate values and political and electioneering contributions (e.g., climate change, healthcare, social justice, or environmental risks).
Ethical Finance
We support resolutions that ask companies to:
Taxes
◦Report on tax compliance metrics.
Fair Pay
We support resolutions that ask companies to:
Beneﬁts
◦Adopt a policy on paid family leave;
◦Report on paid family leave;
◦Report on employee stock ownership by job category.
CEO-worker pay
◦Consider CEO-worker pay disparity in CEO compensation;
◦Report on gender/racial pay disparity;
◦Commission pay equity independent audit;
◦Report on pay disparity between top senior executives and lower-level employees’ median wage.
Gender and racial pay gap
◦Adopt a policy to end gender/racial pay disparity;
◦Commission pay equity independent audit;
◦Report on gender and racial adjusted and unadjusted median pay gaps.
Health
We support resolutions that ask companies to:
Beneﬁts
◦Adopt a policy on paid sick leave;
◦Report on paid sick leave;
◦Report on reproductive health benefits.
COVId-19
◦Report on COVID drug pricing and subsidies;
◦Report on COVID vaccine technology transfer.
digital privacy
◦Expand health-related digital privacy protections.
drug pricing
◦Report on anti-competitive practices risk oversight;
◦Report on impact of extended patent exclusivities.
Public health
◦Report on food sales, public health risks, and economy impacts.

Reproductive health
◦Report on reproductive health rights risks.
Tobacco
◦Report on brand nicotine levels and reducing these to less addictive levels;
◦Report on the sale of tobacco products and impacts on external public health.
Human Rights
We support resolutions that ask companies to:
Agricultural workers
◦Join the Fair Food Program to ensure humane wages and safe conditions for agricultural workers;
◦Report on child labor in cocoa production.
Conﬂict zones and high-risk countries
◦Report on criteria for investment, continued operations, and withdrawal from countries with a high risk of genocide or human rights violations;
◦Adopt a policy of not doing business with governments complicit in genocide and/or crimes against humanity;
◦Report on use of its products or services linked to violations of international law.
Environmental justice
◦Report on environmental and health impacts from company operations on communities of color and low- income communities.
Human rights policy/risks assessment
◦Report on human rights due diligence process to assess, identify, prevent, and mitigate actual and potential adverse human rights impacts;
◦Report on human/labor rights risks in the supply chain.
Human traﬃcking
◦•Adopt a policy and report on human trafficking, forced labor, and sexual exploitation of minors including recruitment fees;
◦Assess the risk of child sexual exploitation across company platforms and businesses.
Indigenous peoples
◦Report on effectiveness of policies on Indigenous Peoples’ rights;
◦Report on financing of pipelines on Indigenous Peoples’ lands.
Prisons
◦Adopt a policy on prison labor in the supply chain.
Racial justice
◦Commission racial equity independent audit;
◦Report on plans to promote racial justice;
◦Report on civil rights policy and impact.
Supply chains
◦Report on the human rights risks of company products, operations, and supply chain;
◦Extend human rights policies to franchisees, licensees, and agents that market, distribute, or sell its products.

Surveillance
◦Report on sales of facial recognition/surveillance technology;
◦Report on use products and services for surveillance, computer vision, or cloud storage capabilities contributes to human rights violations.
Training
◦Conduct training of employees on its human rights policy and/or the recognition and prevention of forced labor, slavery, or human trafficking.
Water access
◦Adopt a policy on the human right to water.
Weapons
◦Report on gun sales;
◦Report on nuclear weapons financing.
Media
We support resolutions that ask companies to:
Censorship/Free speech
◦Report on governmental censorship request compliance;
◦Report on algorithm system impact on user speech.
Child safety
◦Report on online child safety impacts and mitigation steps;
◦Conduct child risk assessment across company platforms and businesses.
Internet privacy and cyber-security
◦Report on privacy, data security, and civil rights risks related to use of big data.
Social media content
◦Report on problematic content management;
◦Report steps to identify and address fake news and related hate speech that may be enabled by company operations.
Sustainability
We support resolutions that ask companies to:
Societal impacts
◦Adopt practices to curtail corporate activities that externalize social and environmental costs that are likely to decrease returns of diversified portfolios;
◦Report on business practices that place financial return over healthy social and environmental systems and risk returns of diversified investors.
Sustainability reporting
◦Publish an annual sustainability report on short- and long-term ESG issues or key sustainability metrics, such as GHG emissions and reduction goals.
Workplace Conditions
We support resolutions that ask companies to:
discrimination and harassment

◦Report on the use of or adopt a policy for recession of concealment clauses, mandatory binding arbitration, and non-disclosure agreements with employees.
diversity
◦Disclose equal employment opportunity (EEO-1) data regarding diversity in the workforce;
◦Report on the effectiveness of diversity, equity, and inclusion programs;
◦Set goals to increase gender and racial diversity in managerial and senior levels of the company;
◦Commission gender and racial diversity independent audit.
Freedom of association
◦Adopt non-interference policy on rights to freedom of association and collective bargaining;
◦Report on alignment of management non-interference practices and policies.
Human capital management
◦Report on material human capital risks and opportunities;
◦Report on worker misclassification risks in supply chain.
Sexual orientation discrimination
◦Adopt a nondiscrimination policy for gender identity and sexual orientation;
◦Commission LGBTQIA independent audit.
Workplace safety
◦Commission worker health and safety audit;
◦Report on accidents with replacement workers.

ANTI-ESG RESOLUTIONS
The following resolutions are filed by organizations or individuals who oppose ESG policies and practices. For example, anti-ESG resolutions raise doubts about the validity of climate change and the need to prepare for it and that diversity efforts are themselves racist and discriminate against white people and white men in particular. These resolutions often mimic or copy word-for-word the resolved clause and titles of ESG resolutions with the opposite intention. They are often difficult to identify and can cause confusion. In order to differentiate them, it is important to analyze the proponent as these generally are submitted by the same small group of people and organizations.

Specific Votes
We oppose resolutions that ask companies to:
Climate change
◦Report on climate transition plans (anti-Net Zero efforts).
Contributions and public policy
◦Report on public policy/charitable giving (anti-DEI efforts).
diversity
◦Report on risks of racial justice and civil rights audits (anti-DEI efforts).

LEGAL DISCLAIMER
This document is intended to provide an overview of the As You Vote proxy voting policy. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. None of the information herein is or should be relied upon as investment advice. The content of this document is intended to reflect a general policy reflecting corporate governance best practices and is not based on any specific person or entity. No warranties, express or implied, are made as to the accuracy or completeness of any information included herein. As You Sow and Proxy Impact shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use or reliance on such information. This is not a solicitation for proxy votes. Please do not send your proxies to As You Sow or Proxy Impact as they will not be accepted.
The information provided in these Guidelines is provided “AS IS” without warranty of any kind. As You Sow and Proxy Impact make no representations and provide no warranties regarding any information or opinions provided herein, including, but not limited to, the advisability of investing in any particular company or investment fund or other vehicle. While we have obtained information believed to be objectively reliable, neither As You Sow, Proxy Impact, nor any of its employees, officers, directors, trustees, or agents, shall be responsible or liable, directly or indirectly, for any damage or loss caused or alleged to be caused by or in connection with use of or reliance on any information contained herein, including, but not limited to, lost profits or punitive or consequential damages. Past performance is not indicative of future returns.
As You Sow and Proxy Impact do not provide investment, financial planning, legal, or tax advice. We are neither licensed nor qualified to provide any such advice. The content of our programming, publications, and presentations is provided free of charge to the public for informational and educational purposes only and is neither appropriate nor intended to be used for the purposes of making any decisions on investing, purchases, sales, trades, or any other investment transactions.
Our events, websites, and promotional materials may contain external links to other resources and may contain comments or statements by individuals who do not represent As You Sow or Proxy Impact. As You Sow and Proxy Impact have no control over and assume no responsibility for the content, privacy policies, or practices of any third-party websites or services that you may access as a result of our programming. As You Sow and Proxy Impact shall not be responsible or liable, directly or indirectly, for any damage or loss caused or alleged to be caused by or in connection with use of or reliance on any such content, goods, or services available on or through any such websites, reports, or services.

PART C

OTHER INFORMATION

Item 28. Exhibits:

(a)	Articles of Incorporation.
(1)
Agreement and Declaration of Trust of EA Series Trust (the “Registrant”), previously filed as Exhibit 99.a.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(2)
Restated Certificate of Trust of EA Series Trust, as filed with the office of the Secretary of State of Delaware on April 21, 2022, previously filed as Exhibit 99.a.4 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(b)	By-laws.
	(1)	By-laws of the Registrant, previously filed as Exhibit 99.b.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.
(2)
Amended By-laws of the Registrant, previously filed as Exhibit 99.b with Post-Effective Amendment No. 275 to the Registrant’s registration statement on September 28, 2023, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holders.

	(1)	Agreement and Declaration of Trust
		(i)	Article III: Shares

		(ii)	Article V: Shareholders’ Voting Powers and Meetings

		(iii)	Article VI: Net Asset Value; Distributions; Redemptions; Transfers

		(iv)	Article VIII: Certain Transactions, Section 4

		(v)	Article X: Miscellaneous, Section 4

	(2)	By-Laws
		(i)	Article II: Meetings of Shareholders

		(ii)	Article VI: Records and Reports, Sections 1, 2, and 3

		(iii)	Article VII: General Matters, Sections 3, 4, 6, and 7

		(iv)	Article VIII: Amendments, Section 1

(d)	Investment Advisory Agreements.

(1)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (October 17, 2014), with respect to ValueShares U.S. Quantitative Value ETF, ValueShares International Quantitative Value ETF, MomentumShares U.S. Quantitative Momentum ETF and MomentumShares International Quantitative Momentum ETF, previously filed as Exhibit 99.d.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Fourth Amendment to the Investment Advisory Agreement (December 12, 2023), previously filed as Exhibit 99(d)(1)(i) with Post-Effective Amendment No. 327 to the Registrant’s registration statement on January 26, 2024, is hereby incorporated by reference.

(2)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (February 6, 2017), with respect to Alpha Architect Value Momentum Trend ETF, previously filed as Exhibit 99.d.1.i with Post-Effective Amendment No. 8 to the Registrant’s registration statement on April 26, 2017, is hereby incorporated by reference.

(i)
Amendment to Investment Advisory Agreement between the Registrant and Empowered Funds, LLC (February 6, 2017), with respect to Alpha Architect Value Momentum Trend ETF, Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF and the Alpha Architect International Quantitative Momentum ETF previously filed as Exhibit 99.d.2.i with Post-Effective Amendment No. 212 to the Registrant’s registration statement on January 30, 2023, is hereby incorporated by reference.

(3)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Freedom 100 Emerging Markets ETF, previously filed as Exhibit 99.d.3 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(4)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Gadsden Dynamic Multi-Asset ETF, previously filed as Exhibit 99.d.5 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(5)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Gadsden, LLC with respect to Gadsden Dynamic Multi-Asset ETF, previously filed as Exhibit 99.d.6 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(6)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Freedom Day Dividend ETF, previously filed as Exhibit 99.d.10 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(7)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Freedom Day Solutions, LLC with respect to the Freedom Day Dividend ETF, previously filed as Exhibit 99.d.11 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(8)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.14 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(9)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.15 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(i)
Amendment No. 1 to Schedule A to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline Intangible Value ETF, previously filed as Exhibit 99.d.9.i with Post-Effective Amendment No. 372 to the Registrant’s registration statement on September 6, 2024, is hereby incorporated by reference.

(10)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Discipline Fund ETF, previously filed as Exhibit 99.d.20 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(11)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Orcam Financial Group, LLC with respect to the Discipline Fund ETF, previously filed as Exhibit 99.d.21 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(12)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Guru Favorite Stocks ETF, previously filed as Exhibit 99.d.22 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(13)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and GuruFocus Investments, LLC with respect to the Guru Favorite Stocks ETF, previously filed as Exhibit 99.d.23 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(14)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the ROC ETF, previously filed as Exhibit 99.d.28 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(15)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and ROC Investments, LLC with respect to the ROC ETF, previously filed as Exhibit 99.d.28 with Post-Effective Amendment No. 111 to the Registrant’s registration statement on March 18, 2022, is hereby incorporated by reference.

(16)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Relative Sentiment Tactical Allocation ETF, previously filed as Exhibit 99.d.32 with Post-Effective Amendment No. 115 to the Registrant’s registration statement on April 1, 2022, is hereby incorporated by reference.

(17)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Relative Sentiment Technologies, LLC with respect to the Relative Sentiment Tactical Allocation ETF, previously filed as Exhibit 99.d.33 with Post-Effective Amendment No. 115 to the Registrant’s registration statement on April 1, 2022, is hereby incorporated by reference.

(18)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Argent Mid Cap ETF, previously filed as Exhibit 99.d.34 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(19)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Argent Capital Management LLC with respect to the Argent Mid Cap ETF, previously filed as Exhibit 99.d.35 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(20)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the AOT Growth and Innovation ETF, previously filed as Exhibit 99.d.36 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(21)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and AOT Invest LLC with respect to the AOT Growth and Innovation ETF, previously filed as Exhibit 99.d.37 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(22)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the EA Bridgeway Blue Chip ETF, previously filed as Exhibit 99.d.40 with Post-Effective Amendment No. 151 to the Registrant’s registration statement on August 11, 2022, is hereby incorporated by reference.

(i)
Amendment No. 1 to Schedule A to the Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the EA Bridgeway Omni Small-Cap Value ETF - previously filed as Exhibit 99.d.40(i) with Post-Effective Amendment No. 199 to the Registrant’s registration statement on December 19, 2022, is hereby incorporated by reference.

(23)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bridgeway Capital Management, LLC, with respect to the EA Bridgeway Blue Chip ETF - previously filed as Exhibit 99.d.41 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(i)
Amendment No. 1 to Schedule A to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Bridgeway Capital Management, LLC, with respect to the EA Bridgeway Omni Small-Cap Value ETF – previously filed as Exhibit 99.d.41(i) with Post-Effective Amendment No. 199 to the Registrant’s registration statement on December 19, 2022, is hereby incorporated by reference.

(24)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Strive U.S. Energy ETF, previously filed as Exhibit 99.d.42 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(i)
Amendment No. 8 to Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the Strive International Developed Markets ETF, previously filed as Exhibit 99.d.26.i with Post-Effective Amendment No. 351 to the Registrant’s registration statement on June 11, 2024, is hereby incorporated by reference.

(25)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Strive Asset Management, LLC, with respect to the Strive U.S. Energy ETF, Strive U.S. Semiconductor ETF, Strive U.S. Technology ETF and Strive Emerging Ex-China ETF, previously filed as Exhibit 99.d.43 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(i)
Amendment No. 6 to Investment Sub-Advisory Agreement between Registrant, Empowered Funds, LLC, and Strive Asset Management, LLC, with respect to the Strive International Developed Markets ETF, previously filed as Exhibit 99.d.27.i with Post-Effective Amendment No. 351 to the Registrant’s registration statement on June 11, 2024, is hereby incorporated by reference.

(26)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Altrius Global Dividend ETF, previously filed as Exhibit 99.d.44 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(27)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Altrius Capital Management, Inc., with respect to the Altrius Global Dividend ETF, previously filed as Exhibit 99.d.45 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(28)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Burney U.S. Factor Rotation ETF previously filed as Exhibit 99.d.48 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(29)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, and The Burney Company, with respect to the Burney U.S. Factor Rotation ETF previously filed as Exhibit 99.d.49 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(30)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d.50 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(31)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d.51 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(32)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF previously filed as Exhibit 99.d52 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(33)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC and Arin Risk Advisors, LLC with respect to the Alpha Architect Tail Risk ETF and Alpha Architect 1-3 Month Box ETF previously filed as Exhibit 99.d53 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(i)
Amendment No. 1 to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Arin Risk Advisors, LLC with respect to the Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF – To be filed by amendment.

(34)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Euclidean Fundamental Value ETF previously filed as Exhibit 99.d54 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(35)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Euclidean Technologies Management, LLC with respect to the Euclidean Fundamental Value ETF previously filed as Exhibit 99.d55 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(36)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC, with respect to the Bridges Capital Tactical Equity ETF previously filed as Exhibit 99.d56 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(37)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bridges Capital, LLC with respect to the Bridges Capital Tactical Equity previously filed as Exhibit 99.d57 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(38)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the MKAM ETF previously filed as Exhibit 99.d58 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(39)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MKAM ETF LLC with respect to the MKAM ETF previously filed as Exhibit 99.d59 with Post-Effective Amendment No. 229 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(40)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Morgan Dempsey Large Cap Value ETF previously filed as Exhibit 99.d60 with Post-Effective Amendment No. 227 to the Registrant’s registration statement on April 5, 2023, is hereby incorporated by reference.

(41)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Morgan Dempsey Capital Management, LLC with respect to the Morgan Dempsey Large Cap Value ETF – previously filed as Exhibit 99.d61 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(42)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Bushido Capital US Equity ETF, previously filed as Exhibit 99.d(44) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(43)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Sepio Capital, L.P. with respect to the Bushido Capital US Equity ETF, previously filed as Exhibit 99.d(45) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(44)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Astoria US Quality Kings ETF, previously filed as Exhibit 99.d(46) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(i)
Amendment to the Investment Advisory Agreement between Registrant and Empowered Funds, LLC with respect to the Astoria International Quality Growth Kings ETF and Astoria US Quality Growth Kings ETF, previously filed as Exhibit 99.d.(44)(i) with Post-Effective Amendment No. 381 to the Registrant’s registration statement on September 27, 2024, is hereby incorporated by reference.

(45)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Astoria Portfolio Advisors, LLC with respect to the Astoria US Quality Kings ETF, previously filed as Exhibit 99.d(47) with Post-Effective Amendment No. 255 to the Registrant’s registration statement on July 24, 2023 is hereby incorporated by reference.

(i)
Amendment to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Astoria Portfolio Advisors, LLC with respect to the Astoria International Quality Growth Kings ETF and Astoria US Quality Growth Kings ETF, previously filed as Exhibit 99.d(45)(i) with Post-Effective Amendment No. 381 to the Registrant’s registration statement on September 27, 2024, is hereby incorporated by reference.

(46)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, Strive Asset Management, LLC and Angel Oak Capital Advisors, LLC with respect to the Strive Total Return Bond ETF and Strive Enhanced Income Short Maturity ETF, previously filed as Exhibit 99.d(48) with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(47)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the MarketDesk Focused U.S. Dividend ETF, previously filed as Exhibit 99.d.(49) with Post-Effective Amendment No. 273 to the Registrant’s registration statement on September 15, 2023, is hereby incorporated by reference.

(48)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MarketDesk Indices, LLC with respect to the MarketDesk Focused U.S. Dividend ETF, previously filed as Exhibit 99.d.(50) with Post-Effective Amendment No. 273 to the Registrant’s registration statement on September 15, 2023, is hereby incorporated by reference.

(49)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the WHITEWOLF Publicly Listed Private Equity ETF and WHITEWOLF Commercial Real Estate Finance Income ETF previously filed as Exhibit 99.d.(51) with Post-Effective Amendment No. 278 to the Registrant’s registration statement on October 3, 2023, is hereby incorporated by reference.

(50)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and White Wolf Capital Advisors, LLC with respect to the WHITEWOLF Publicly Listed Private Equity ETF and WHITEWOLF Commercial Real Estate Finance Income ETF previously filed as Exhibit 99.d.(52) with Post-Effective Amendment No. 278 to the Registrant’s registration statement on October 3, 2023, is hereby incorporated by reference.

(51)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the TBG Dividend Focus ETF, previously filed as Exhibit 99.d.(53) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(52)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Madison Avenue Financial Solutions, LLC with respect to the TBG Dividend Focus ETF, previously filed as Exhibit 99.d.(54) with Post-Effective Amendment No. 301 to the Registrant’s registration statement on November 2, 2023, is hereby incorporated by reference.

(53)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to StockSnips AI-Powered Sentiment US All Cap ETF, previously filed as Exhibit 99.(d)(55) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(54)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Stock Snips, Inc. with respect to StockSnips AI-Powered Sentiment US All Cap ETF, as previously filed as Exhibit 99.(d)(56) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(55)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, ARK 21Shares Blockchain and Digital Economy Innovation ETF, ARK 21Shares Active Ethereum Futures Strategy ETF and the ARK 21Shares Active Bitcoin Ethereum Strategy ETF, previously filed as Exhibit 99.d(57) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(56)
Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC, and 21 Shares US, LLC with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, ARK 21Shares Blockchain and Digital Economy Innovation ETF, ARK 21Shares Active Ethereum Futures Strategy ETF and the ARK 21Shares Active Bitcoin Ethereum Strategy ETF, previously filed as Exhibit 99.d.58 with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(57)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the CCM Global Equity ETF, previously filed as Exhibit 99.(d).(59) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(58)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and CCM Investment Group, LLC with respect to the CCM Global Equity ETF, previously filed as Exhibit Exhibit 99.(d).(60) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(59)
Investment Advisory Agreement Between the Registrant and Empowered Funds, LLC with respect to the Honeytree U.S. Equity ETF, previously filed as Exhibit 99.d.(61) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(60)
Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC and Honeytree Investment Management Ltd. with respect to the Honeytree U.S. Equity ETF, previously filed as Exhibit 99.d.(62) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(61)
Investment Advisory Agreement Between Registrant and Empowered Funds, LLC with respect to Alpha Blue Capital US Small-Mid Cap Dynamic ETF was previously filed as Exhibit 99(d)(63) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(62)
Investment Sub-Advisory Agreement among the Registrant and Empowered Funds, LLC and Alpha Blue Capital Management LP with respect to Alpha Blue Capital US Small-Mid Cap Dynamic ETF was previously filed as Exhibit 99(d)(64) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(63)
Form of Sub-Subadvisory Agreement between 21Shares US LLC and ARK Investment Management LLC with respect to the ARK 21Shares Active Bitcoin Futures Strategy ETF, ARK 21Shares Active On-Chain Bitcoin Strategy ETF, ARK 21Shares Blockchain and Digital Economy Innovation ETF, ARK 21Shares Active Ethereum Futures Strategy ETF and the ARK 21Shares Active Bitcoin Ethereum Strategy ETF. previously filed as Exhibit 99.d(65) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(64)
Management Agreement between Empowered Funds, LLC and the ARK 21Shares Active Bitcoin Futures Cayman Ltd with respect to ARK 21Shares Active Bitcoin Futures Strategy ETF, previously filed as Exhibit 99.d(66) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(65)
Management Agreement between Empowered Funds, LLC and the ARK 21Shares Active Ethereum Futures Cayman Ltd with respect to ARK 21Shares Active Ethereum Futures Strategy ETF, previously filed as Exhibit 99.d(67) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(66)
Sub-Advisory Agreement between Empowered Funds, LLC, ARK 21Shares Active Bitcoin Futures Cayman Ltd and 21Shares US LLC ARK with respect to 21Shares Active Bitcoin Futures Strategy ETF, previously filed as Exhibit 99.d(68) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(67)
Sub-Advisory Agreement between Empowered Funds, LLC, ARK 21Shares Active Ethereum Futures Cayman Ltd and 21Shares US LLC with respect to ARK 21Shares Active Ethereum Futures Strategy ETF, previously filed as Exhibit 99.d(69) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(68)
Sub-Subadvisory Agreement between Empowered Funds, LLC, 21Shares US LLC and ARK Investment Management LLC on behalf of ARK 21Shares Active Bitcoin Futures Cayman Ltd with respect to ARK 21Shares Active Bitcoin Futures Strategy ETF, previously filed as Exhibit 99.d(70) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(69)
Sub-Subadvisory Agreement between Empowered Funds, LLC, 21Shares US LLC and ARK Investment Management LLC on behalf of ARK 21Shares Active Ethereum Futures Cayman Ltd with respect to ARK 21Shares Active Ethereum Futures Strategy ETF, previously filed as Exhibit 99.d(71) with Post-Effective Amendment No. 304 to the Registrant’s registration statement on November 7, 2023, is hereby incorporated by reference.

(70)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Keating Active ETF, previously filed as Exhibit 99.d(72) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(71)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Keating Investment Counselors, Inc. with respect to the Keating Active ETF, previously filed as Exhibit 99.d(73) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(72)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Draco AI Evolution ETF, previously filed as Exhibit 99.d(74) with Post-Effective Amendment No. 353 to the Registrant’s registration statement on June 26, 2024, is hereby incorporated by reference.

(73)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Draco Evolution Corp. with respect to the Draco AI Evolution ETF, previously filed as Exhibit 99.d(75) with Post-Effective Amendment No. 353 to the Registrant’s registration statement on June 26, 2024, is hereby incorporated by reference.

(74)
Investment Advisory Agreement between Registrant and Empowered Funds, LLC, with respect to the Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF, previously filed as Exhibit 99.d(74) with Post-Effective Amendment No. 372 to the Registrant’s registration statement on September 6, 2024, is hereby incorporated by reference.

(75)
Investment Sub-Advisory Agreement between Registrant, Empowered Funds, LLC, and Sparkline Capital LP with respect to the Sparkline International Intangible Value ETF, Sparkline US Small Cap Intangible Value ETF, and Sparkline Emerging Markets Intangible Value ETF, previously filed as Exhibit 99.d(75) with Post-Effective Amendment No. 372 to the Registrant’s registration statement on September 6, 2024, is hereby incorporated by reference.

(76)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Research Affiliates Deletions ETF, previously filed as Exhibit 99.d(76) with Post-Effective 370 to the Registrant’s registration statement on September 3, 2024, is hereby incorporated by reference.

(77)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Intelligent Livermore ETF, Intelligent Omaha ETF, Intelligent Equal Select ETF, Intelligent Tech Focus ETF, and Intelligent Small Cap Select ETF, previously filed as Exhibit 99.d(77) with Post-Effective No. 373 to the Registrant’s registration statement on September 10, 2024, is hereby incorporated by reference.

(78)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Intelligent Alpha with respect to the Intelligent Livermore ETF, Intelligent Omaha ETF, Intelligent Equal Select ETF, Intelligent Tech Focus ETF, and Intelligent Small Cap Select ETF, previously filed as Exhibit 99.d(78) with Post-Effective No. 373 to the Registrant’s registration statement on September 10, 2024, is hereby incorporated by reference.

(79)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Bastion Energy ETF, Efficient Market Portfolio Long ETF, Efficient Market Portfolio Plus ETF, JLens 500 Jewish Advocacy U.S. ETF, Matrix Advisors Value ETF, Militia Long/Short Equity ETF, MRBL Enhanced Equity ETF, SHEP Noah’s Ark ETF, SHEP Tactical 500 ETF, SHEP Tactical Opportunities 1000 ETF, and Yoke Core ETF – To be filed by amendment.

(80)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and JLens with respect to the JLens 500 Jewish Advocacy U.S. ETF – To be filed by amendment.

(81)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Stance Sustainable Beta ETF, was previously filed as Exhibit 99.(d)(81) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024.

(82)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Stance Capital, LLC with respect to the Stance Sustainable Beta ETF, was previously filed as Exhibit 99.(d)(81) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024.

(83)	[Reserved]

(84)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and Cambria Endowment Style ETF, previously filed as Exhibit 99.d(84) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

(85)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Cambria Investment Management, L.P. with respect to the Cambria Global Shareholder Yield ETF, Cambria Tax Aware ETF, and Cambria Endowment Style ETF, previously filed as Exhibit 99.d(85) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

(86)	Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Coastal Compass 100 ETF – to be filed by amendment.

(87)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Coastal Equity Management, LLC with respect to the Coastal Compass 100 ETF – to be filed by amendment.

(88)
Investment Advisory Agreement between the Registrant and Empowered Funds, LLC with respect to the Alpha Architect US Anti-Dividend ETF, Alpha Architect International Anti-Dividend ETF, Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF – To be filed by amendment.

(89)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF, Alpha Architect Value Momentum Trend ETF, and Alpha Architect High Inflation and Deflation ETF, previously filed as Exhibit 99.d(88) with Post-Effective Amendment No. 364 to the Registrant’s registration statement on August 16, 2024, is hereby incorporated by reference.

(i)
Amendment No. 1 to the Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect US Anti-Dividend ETF and Alpha Architect International Anti-Dividend ETF – To be filed by amendment.

(90)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Alpha Architect, LLC with respect to the Alpha Architect 1-3 Year Box ETF, Alpha Architect Intermediate-Term Treasury Bond ETF, Alpha Architect Long-Term Treasury Bond ETF, Alpha Architect Aggregate Bond ETF, Alpha Architect Inflation-Protected Securities ETF, and Alpha Architect Real Estate ETF – To be filed by amendment.

(91)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Militia Investments, LLC with respect to the Militia Long/Short Equity ETF – To be filed by amendment.

(92)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Stone Wall Financial Group LLC with respect to the SHEP Tactical 500 ETF, SHEP Tactical Opportunities 1000 ETF, and SHEP Noah’s Ark ETF – To be filed by amendment.

(91)	[Reserved]

(92)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and MRBL Management, LLC with respect to the MRBL Enhanced Equity ETF – To be filed by amendment.

	(93)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, MRBL Management, LLC, and Arin Risk Advisors, LLC with respect to the MRBL Enhanced Equity ETF – To be filed by amendment.

	(94)	[Reserved]

	(95)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Matrix Asset Advisors, Inc. with respect to the Matrix Advisors Value ETF – To be filed by amendment.

	(96)	[Reserved]

(97)
Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and NextGen EMP, Inc. with respect to the Efficient Market Portfolio Plus ETF and Efficient Market Portfolio Long ETF – To be filed by amendment.

	(98)	Investment Sub-Advisory Agreement among the Registrant, Empowered Funds, LLC, and Bastion Fiduciary, LLC with respect to the Bastion Energy ETF – To be filed by amendment.

(e)	Underwriting Contracts.
(1)
Distribution Agreement between the Registrant and Quasar Distributors, LLC –, previously filed as Exhibit 99.e.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Novation Agreement for Quasar Distributors, LLC, previously filed as Exhibit 99.e.(1)(i) with Post-Effective Amendment No. 30 to the Registrant’s registration statement on July 22, 2020, is hereby incorporated by reference.

(ii)
Novation Agreement for Quasar Distributors, LLC, previously filed as Exhibit 99.e.(1)(ii) with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(iii)
Sixteenth Amendment to the Distribution Agreement, previously filed as Exhibit 99.e.(1)(iii) with Post-Effective Amendment No. 381 to the Registrant’s registration statement on September 27, 2024, in hereby incorporated by reference.

(2)
Form of Quasar Distributors Authorized Participant Agreement, previously filed as Exhibit 99.e.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

	(3)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. – Filed Herewith.

(4)
Form of ALPS Distributors, Inc. Authorized Participant Agreement, previously filed as Exhibit 99.e(4) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements

(1)
Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit C to the Custody Agreement between the Registrant and U.S. Bank National Association, previously filed as Exhibit 99.g(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

		(ii)	Fortieth Amendment and Amended Exhibit B to the Custody Agreement between the Registrant and U.S. Bank National Association – Filed Herewith.

(h)	Other Material Contracts.

(1)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit B to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp, previously filed as Exhibit 99.h(1)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

		(ii)	Fortieth Amendment and Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC – Filed Herewith.

(2)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.2 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit C to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(2)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

		(ii)	Fortieth Amendment and Amended Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC – Filed Herewith.

(3)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h.3 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(i)
Thirtieth Amendment and Amended Exhibit B to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, previously filed as Exhibit 99.h(3)(i) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

		(ii)	Fortieth Amendment and Amended Exhibit A to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC – Filed Herewith.

(4)
Index License Agreement between Life + Liberty Indexes and Empowered Funds, LLC, previously filed as Exhibit 99.h.5 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(5)
Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the Freedom 100 Emerging Markets ETF, previously filed as Exhibit 99.h.6 with Post-Effective Amendment No. 17 to the Registrant’s registration statement on May 17, 2019, is hereby incorporated by reference.

(6)
Amended and Restated Sublicense Agreement between Empowered Funds, LLC and the Registrant related to MAI Bull-Rider Bear-Fighter Index, MAI SectorSurfer Momentum Index, previously filed as Exhibit 99.h.8 with Post-Effective Amendment No. 41 to the Registrant’s registration statement on November 23, 2020, is hereby incorporated by reference.

(7)
Index Licensing Agreement between Empowered Funds, LLC and Solactive AG, previously filed as Exhibit 99.h.18 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(8)
Index License Agreement between Strive Asset Management, LLC and Solactive AG, previously filed as Exhibit 99.h.19 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(9)
Fee Waiver Agreement between Registrant, for the Alpha Architect High Inflation and Deflation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.20 with Post-Effective Amendment No. 192 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(10)
Master Index Services License Agreement between Empowered Funds, LLC and Bloomberg Index Services Limited on behalf of the Strive 1000 Growth ETF, Strive 1000 Value ETF, Strive 2000 ETF, Strive 1000 Dividend Growth ETF and Strive FAANG 2.0 ETF, previously filed as Exhibit 99.h.21 with Post-Effective Amendment No. 188 to the Registrant’s registration statement on November 4, 2022, is hereby incorporated by reference.

(11)
Master Index Services License Agreement between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive 1000 Growth ETF, Strive 1000 Value ETF, Strive 2000 ETF, Strive 1000 Dividend Growth ETF and Strive FAANG 2.0 ETF, previously filed as Exhibit 99.h.22 with Post-Effective Amendment No. 188 to the Registrant’s registration statement on November 4, 2022, is hereby incorporated by reference.

(12)
Fee Waiver Agreement between Registrant, for the Alpha Architect Tail Risk ETF, and Empowered Funds, LLC – previously filed as Exhibit 99.h.23 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(13)
Fee Waiver Agreement between Registrant, for the Alpha Architect 1-3 Month Box ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.24 with Post-Effective Amendment No. 193 to the Registrant’s registration statement on November 15, 2022, is hereby incorporated by reference.

(14)
Fee Waiver Agreement between Registrant, for the Alpha Architect Value Momentum Trend ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.25 with Post-Effective Amendment No. 212 to the Registrant’s registration statement on January 30, 2023, is hereby incorporated by reference.

(15)
Fee Waiver Agreement between Registrant, CCM Global Equity ETF, and Empowered Funds, LLC. previously filed was Exhibit 99.(h).(18) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(16)
Fee Waiver Agreement between the Registrant, for AOT Growth and Innovation ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h.19 with Post-Effective Amendment No. 275 to the Registrant’s registration statement on September 28, 2023, is hereby incorporated by reference.

(17)
Fee Waiver Agreement between Registrant, for the Keating Active ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h).(20) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(18)
Fee Waiver Agreement between Registrant, for the Alpha Blue Capital US Small-Mid Cap Dynamic ETF, and Empowered Funds, LLC was previously filed as Exhibit 99(h)(21) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(19)
Fee Waiver Agreement between Registrant, for the Discipline Fund ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(22) with Post-Effective Amendment No. 313 to the Registrant’s registration statement on November 28, 2023, is hereby incorporated by reference.

(20)
Service Schedule Product Licenses between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive Mid-Cap ETF, previously filed as Exhibit 99.(h)(23) with Post-Effective Amendment No. 332 to the Registrant’s registration statement on March 11, 2024, is hereby incorporated by reference.

(21)
Fee Waiver Agreement between Registrant, for the StockSnips AI-Powered Sentiment US All Cap ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(24) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(22)
Loan Agreement between EA Series Trust and U.S. Bank National Association, previously filed as Exhibit 99.(h).(26) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(23)
Amendment Service Schedule Product License between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive 500 ETF, previously filed as Exhibit 99.(h)(27) with Post-Effective Amendment No. 332 to the Registrant’s registration statement on March 11, 2024, is hereby incorporated by reference.

(24)
Service Schedule Product License between Strive Asset Management, LLC and Bloomberg Index Services Limited on behalf of the Strive U.S. Semiconductor ETF, previously filed as Exhibit 99.(h)(29) with Post-Effective Amendment No. 332 to the Registrant’s registration statement on March 11, 2024, is hereby incorporated by reference.

(25)
Fee Waiver Agreement between Registrant, for the ARK 21Shares Active Bitcoin Futures Strategy ETF and ARK 21Shares Active Ethereum Futures Strategy ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.(h)(28) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(26)
Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the Research Affiliates Deletions ETF, previously filed as Exhibit 99.h(26) with Post-Effective Amendment No. 370 to the Registrant’s registration statement on September 3, 2024, is hereby incorporated by reference.

(27)
Fee Waiver Agreement between Registrant, for the Research Affiliates Deletions ETF, and Empowered Funds, LLC, previously filed as Exhibit 99.h(27) with Post-Effective Amendment No. 370 to the Registrant’s registration statement on September 3, 2024, is hereby incorporated by reference.

(28)
Index License Agreement related to the Stance Sustainable Beta ETF, previously filed as Exhibit 99.h(28) with Post-Effective Amendment No. 375 to the Registrant’s registration statement on September 13, 2024, is hereby incorporated by reference.

	(29)	Sublicense Agreement between Empowered Funds, LLC and the Registrant related to the JLens 500 Jewish Advocacy U.S. ETF – To be filed by amendment.

	(30)	Certificate of Secretary – Filed Herewith.

(i)	Opinion and Consent of Counsel – Not applicable.

(j)	Consent of Independent Registered Public Accounting Firm – Filed Herewith.

(k)	Omitted Financial Statements — Not applicable.

(l)	Initial Capital Agreement, previously filed as Exhibit 99.l with Post-Effective Amendment No. 2 to the Registrant’s registration statement on January 28, 2016, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan.

(1)
Distribution Plan pursuant to Rule 12b-1, previously filed as Exhibit 99.m.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan — Not applicable.

(o)	Reserved.

(p)	Code of Ethics.

(1)
Code of Ethics of the Registrant, previously filed as Exhibit 99.p.1 with Pre-Effective Amendment No. 2 to the Registrant’s registration statement on October 17, 2014, is hereby incorporated by reference.

(2)
Code of Ethics of Empowered Funds, LLC, previously filed as Exhibit 99.p(2) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(3)
Code of Ethics of Gadsden, LLC, previously filed as Exhibit 99.p.4 with Post-Effective Amendment No. 31 to the Registrant’s registration statement on August 12, 2020, is hereby incorporated by reference.

(4)
Code of Ethics of Freedom Day Solutions, LLC, previously filed as Exhibit 99.p.5 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on May 3, 2021, is hereby incorporated by reference.

(5)
Code of Ethics of Sparkline Capital LP, previously filed as Exhibit 99.p.7 with Post-Effective Amendment No. 67 to the Registrant’s registration statement on June 23, 2021, is hereby incorporated by reference.

(6)
Code of Ethics of Orcam Financial Group, LLC, previously filed as Exhibit 99.p.10 with Post-Effective Amendment No. 86 to the Registrant’s registration statement on September 15, 2021, is hereby incorporated by reference.

(7)
Code of Ethics of GuruFocus Investments, LLC, previously filed as Exhibit 99.p.11 with Post-Effective Amendment No. 99 to the Registrant’s registration statement on December 14, 2021, is hereby incorporated by reference.

(8)
Code of Ethics for Intelligent Alpha, LLC, previously filed as Exhibit 99.p(8) with Post-Effective Amendment No. 373 to the Registrant’s registration statement on September 10, 2024, is hereby incorporated by reference.

(9)
Code of Ethics of Relative Sentiment Technologies, LLC, previously filed as Exhibit 99.p.15 with Post-Effective Amendment No. 120 to the Registrant’s registration statement on May 13, 2022, is hereby incorporated by reference.

(10)
Code of Ethics of Argent Capital Management LLC, previously filed as Exhibit 99.p.17 with Post-Effective Amendment No. 153 to the Registrant’s registration statement on August 15, 2022, is hereby incorporated by reference.

(11)
Code of Ethics of AOT Invest, LLC, previously filed as Exhibit 99.p.18 with Post-Effective Amendment No. 134 to the Registrant’s registration statement on June 22, 2022, is hereby incorporated by reference.

(12)
Code of Ethics of Bridgeway Capital Management, LLC, previously filed as Exhibit 99.p.19 with Post-Effective Amendment No. 151 to the Registrant’s registration statement on August 11, 2022, is hereby incorporated by reference.

(13)
Code of Ethics of Strive Asset Management, LLC, previously filed as Exhibit 99.p.20 with Post-Effective Amendment No. 146 to the Registrant’s registration statement on August 4, 2022, is hereby incorporated by reference.

(14)
Code of Ethics of Arin Risk Advisors, LLC – previously filed as Exhibit 99.p.21 with Post-Effective Amendment No. 191 to the Registrant’s registration statement on November 10, 2022, is hereby incorporated by reference.

(15)
Code of Ethics of Altrius Capital Management, Inc., previously filed as Exhibit 99.p.22 with Post-Effective Amendment No. 174 to the Registrant’s registration statement on September 26, 2022, is hereby incorporated by reference.

(16)
Code of Ethics of The Burney Company – previously filed as Exhibit 99.p.23 with Post-Effective Amendment No. 180 to the Registrant’s registration statement on October 7, 2022, is hereby incorporated by reference.

(17)
Code of Ethics of Euclidean Technologies Management, LLC – previously filed as Exhibit 99.p.24 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(18)
Code of Ethics of Bridges Capital, LLC – previously filed as Exhibit 99.p.25 with Post-Effective Amendment No. 228 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(19)
Code of Ethics of MKAM ETF LLC – – previously filed as Exhibit 99.p.26 with Post-Effective Amendment No. 229 to the Registrant’s registration statement on April 6, 2023, is hereby incorporated by reference.

(20)
Code of Ethics of Morgan Dempsey Capital Management LLC – previously filed as Exhibit 99.p.27 with Post-Effective Amendment No. 231 to the Registrant’s registration statement on April 19, 2023, is hereby incorporated by reference.

(21)
Code of Ethics of Sepio Capital L.P., previously filed as Exhibit 99.p(21) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(22)
Code of Ethics of Astoria Portfolio Advisors, LLC, previously filed as Exhibit 99.p(22) with Post-Effective Amendment No. 254 to the Registrant’s registration statement on July 21, 2023, is hereby incorporated by reference.

(23)
Code of Ethics of MarketDesk Indices, LLC, previously filed as Exhibit 99.p(23) with Post-Effective Amendment No. 273 to the Registrant’s registration statement on September 15, 2023, is hereby incorporated by reference.

(24)
Code of Ethics of White Wolf Capital Advisors, LLC, previously filed as Exhibit 99.p.(23) with Post Effective Amendment No. 278 to the Registrant’s registration statement on October 3, 2023 is hereby incorporated by reference.

(25)
Code of Ethics of Madison Avenue Financial Solutions, LLC, previously filed as Exhibit 99.p.(25) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(26)
Code of Ethics for Stock Snips, Inc., previously filed as Exhibit 99.(p)(26) with Post-Effective Amendment No. 342 to the Registrant’s registration statement on April 8, 2024, is hereby incorporated by reference.

(27)
Code of Ethics of Angel Oak Capital Advisors, LLC, previously filed as Exhibit 99.p(27) with Post-Effective Amendment No. 257 to the Registrant’s registration statement on August 4, 2023, is hereby incorporated by reference.

(28)
Code of Ethics of 21Shares US, LLC, previously filed as Exhibit 99.p(28) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(29)
Code of Ethics of ARK Investment Management, LLC, previously filed as Exhibit 99.p(29) with Post-Effective Amendment No. 295 to the Registrant’s registration statement on October 31, 2023, is hereby incorporated by reference.

(30)
Code of Ethics of CCM Investment Group, LLC, previously filed as Exhibit 99(p)(30) with Post-Effective Amendment No. 308 to the Registrant’s registration statement on November 21, 2023, is hereby incorporated by reference.

(31)
Code of Ethics of Honeytree Investment Management Ltd., previously filed as Exhibit 99.p.(31) with Post-Effective Amendment No. 300 to the Registrant’s registration statement on November 1, 2023, is hereby incorporated by reference.

(32)
Code of Ethics for Alpha Blue Capital Management LP was previously filed as Exhibit 99(p)(32) with Post-Effective Amendment No. 318 to the Registrant’s registration statement on December 12, 2023 is hereby incorporated by reference.

(33)
Code of Ethics for Keating Investment Counselors, Inc., previously filed as Exhibit (99)(p)(33) with Post-Effective Amendment No. 328 to the Registrant’s registration statement on February 9, 2024, is hereby incorporated by reference.

(34)
Code of Ethics for Draco Evolution Corp., previously filed as Exhibit 99.(p)(34) with Post-Effective Amendment No. 353 to the Registrant’s registration statement on June 26, 2024, is hereby incorporated by reference.

	(34)	Code of Ethics for JLens – To be filed by amendment.

(35)
Code of Ethics for Stance Capital, LLC, previously filed as Exhibit 99.(p)(35) with Post-Effective Amendment No. 357 to the Registrant’s registration statement on September 13, 2024, is hereby incorporated by reference.

	(36)	Code of Ethics for Cambria Investment Management, L.P., previously filed as Exhibit 99.(p)(36) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

	(37)	Code of Ethics for Coastal Equity Management, LLC – to be filed by amendment.

(38)
Code of Ethics for Alpha Architect, LLC, previously filed as Exhibit 99.(p)(36) with Post-Effective Amendment No. 364 to the Registrant’s registration statement on August 16, 2024, is hereby incorporated by reference.

	(39)	Code of Ethics for Stone Wall Financial Group LLC – To be filed by amendment.

	(40)	Code of Ethics for MRBL Management, LLC – To be filed by amendment.

	(41)	Code of Ethics for Matrix Asset Advisors, Inc. – To be filed by amendment.

	(42)	Code of Ethics for ALPS Distributors, Inc., previously filed as Exhibit 99.(p)(42) with Post-Effective Amendment No. 382 to the Registrant’s registration statement on October 1, 2024.

	(43)	Code of Ethics for NextGen EMP, Inc. – To be filed by amendment.

	(44)	Code of Ethics for Bastion Fiduciary, LLC – To be filed by amendment.

	(45)	Code of Ethics for Militia Investments, LLC – To be filed by amendment.

(q)	Other

	(1)	Power of Attorney, previously filed as Exhibit 99.(q)(1) with Post-Effective Amendment No. 376 to the Registrant’s registration statement on September 23, 2024, is hereby incorporated by reference.

Item 29. Persons Controlled By or Under Common Control with the Registrant:
None.
Item 30. Indemnification:
Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.
Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.
The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser:
This Item incorporates by reference each investment adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.

Empowered Funds, LLC	801-79835

Gadsden, LLC	801-112416

Freedom Day Solutions, LLC	801-66190

Sparkline Capital LP	801-121161

Orcam Financial Group, LLC	801-121561

GuruFocus Investments, LLC	801-122727

Relative Sentiment Technologies, LLC	801-123211

Argent Capital Management LLC	801-55903

AOT Invest LLC	801-124742

Investment Adviser	SEC File No.
Bridgeway Capital Management, LLC	801-44394

Strive Asset Management, LLC	801-125907

Arin Risk Advisors, LLC	801-70598

Altrius Capital Management, Inc.	801-63153

The Burney Company	801-10232

Euclidean Technologies Management, LLC	801-72806

Bridges Capital, LLC	801-127316

Morgan Dempsey Capital Management, LLC	801-48064

Sepio Capital L.P.	801-108889

Astoria Portfolio Advisors, LLC	801-119078

MarketDesk Indices LLC	801-128530

White Wolf Capital Advisors, LLC	801-120718

Madison Avenue Financial Solutions, LLC	801-118936

Angel Oak Capital Advisors, LLC	801-70670

21Shares US LLC	801-122990

ARK Investment Management LLC	801-79081

CCM Investment Group, LLC	801-128708

Honeytree Investment Management Ltd.	801-120880

Alpha Blue Capital Management, LP	801-128858

Keating Investment Counselors, Inc.	801-19820

Stock Snips, Inc.	801-129682

Alpha Architect, LLC	801-71697

MKAM ETF LLC	801-127208

Draco Evolution Corp.	801-129504

Intelligent Alpha	801-130980

JLens	[ ]

Stance Capital, LLC	801-120103

Cambria Investment Management, L.P.	801-71786

Coastal Equity Management, LLC	[ ]

Stone Wall Financial Group LLC	801-130703

MRBL Management, LLC	[ ]

NextGen EMP, Inc.	[ ]

Investment Adviser	SEC File No.

Matrix Asset Advisors, Inc.	801-36872

Bastion Fiduciary, LLC	[ ]

Militia Investments, LLC	[ ]
Item 32. Quasar Distributors, LLC
(a) Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Advisor Managed Portfolios
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Edgar Lomax Value Fund, Series of Advisors Series Trust
6.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.Huber Large Cap Value Fund, Series of Advisors Series Trust
9.Huber Mid Cap Value Fund, Series of Advisors Series Trust
10.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11.Huber Small Cap Value Fund, Series of Advisors Series Trust
12.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15.O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16.PIA BBB Bond Fund, Series of Advisors Series Trust
17.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.PIA High Yield Fund, Series of Advisors Series Trust
19.PIA MBS Bond Fund, Series of Advisors Series Trust
20.PIA Short-Term Securities Fund, Series of Advisors Series Trust
21.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22.Poplar Forest Partners Fund, Series of Advisors Series Trust
23.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25.Pzena International Value Fund, Series of Advisors Series Trust
26.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27.Pzena Small Cap Value Fund, Series of Advisors Series Trust
28.Reverb ETF, Series of Advisors Series Trust
29.Scharf Fund, Series of Advisors Series Trust
30.Scharf Global Opportunity Fund, Series of Advisors Series Trust
31.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
35.The Aegis Funds
36.Allied Asset Advisors Funds

37.Angel Oak Funds Trust
38.Angel Oak Strategic Credit Fund
39.Brookfield Infrastructure Income Fund Inc.
40.Brookfield Investment Funds
41.Buffalo Funds
42.DoubleLine Funds Trust
43.EA Series Trust (f/k/a Alpha Architect ETF Trust)
44.Ecofin Tax-Advantaged Social Impact Fund, Inc.
45.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
47.AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
48.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
49.AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
50.AAM Transformers ETF, Series of ETF Series Solutions
51.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
52.Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
53.Aptus Defined Risk ETF, Series of ETF Series Solutions
54.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
55.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
56.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
57.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
58.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
59.Blue Horizon BNE ETF, Series of ETF Series Solutions
60.BTD Capital Fund, Series of ETF Series Solutions
61.Carbon Strategy ETF, Series of ETF Series Solutions
62.ClearShares OCIO ETF, Series of ETF Series Solutions
63.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
64.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
65.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
66.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
67.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
68.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
69.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
70.Hoya Capital Housing ETF, Series of ETF Series Solutions
71.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
72.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
73.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
74.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
75.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
76.Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
77.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
78.Opus Small Cap Value ETF, Series of ETF Series Solutions
79.Range Cancer Therapeutics ETF, Series of ETF Series Solutions
80.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
81.The Acquirers Fund, Series of ETF Series Solutions

82.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
83.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
84.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
85.U.S. Global JETS ETF, Series of ETF Series Solutions
86.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
87.US Vegan Climate ETF, Series of ETF Series Solutions
88.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
89.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
90.First American Funds Trust
91.FundX Investment Trust
92.The Glenmede Fund, Inc.
93.The GoodHaven Funds Trust
94.Harding, Loevner Funds, Inc.
95.Hennessy Funds Trust
96.Horizon Funds
97.Hotchkis & Wiley Funds
98.Intrepid Capital Management Funds Trust
99.Jacob Funds Inc.
100.The Jensen Quality Growth Fund Inc.
101.Kirr, Marbach Partners Funds, Inc.
102.Leuthold Funds, Inc.
103.Core Alternative ETF, Series of Listed Funds Trust
104.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
105.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
106.LKCM Funds
107.LoCorr Investment Trust
108.MainGate Trust
109.ATAC Rotation Fund, Series of Managed Portfolio Series
110.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
111.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
112.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
113.Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
114.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
115.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
116.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
117.Kensington Active Advantage Fund, Series of Managed Portfolio Series
118.Kensington Defender Fund, Series of Managed Portfolio Series
119.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
120.Kensington Managed Income Fund, Series of Managed Portfolio Series
121.LK Balanced Fund, Series of Managed Portfolio Series
122.Muhlenkamp Fund, Series of Managed Portfolio Series
123.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
124.Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
125.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
126.Olstein All Cap Value Fund, Series of Managed Portfolio Series

127.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
128.Port Street Quality Growth Fund, Series of Managed Portfolio Series
129.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
130.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
131.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
132.Reinhart International PMV Fund, Series of Managed Portfolio Series
133.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
134.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
135.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
136.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
137.Tremblant Global ETF, Series of Managed Portfolio Series
138.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
139.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
140.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
141.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
142.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
143.Mason Capital Fund Trust
144.Matrix Advisors Funds Trust
145.Matrix Advisors Value Fund, Inc.
146.Monetta Trust
147.Nicholas Equity Income Fund, Inc.
148.Nicholas Fund, Inc.
149.Nicholas II, Inc.
150.Nicholas Limited Edition, Inc.
151.Oaktree Diversified Income Fund Inc.
152.Permanent Portfolio Family of Funds
153.Perritt Funds, Inc.
154.Procure ETF Trust II
155.Professionally Managed Portfolios
156.Prospector Funds, Inc.
157.Provident Mutual Funds, Inc.
158.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
159.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
160.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
161.Aquarius International Fund, Series of The RBB Fund, Inc.
162.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
163.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
164.Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
165.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
166.Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
167.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
168.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
169.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
170.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
171.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.

172.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
173.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
174.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
176.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
177.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
178.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
179.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
180.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
181.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
182.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
183.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
184.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
185.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
186.SGI Global Equity Fund, Series of The RBB Fund, Inc.
187.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
188.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
189.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
190.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
191.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
192.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
193.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
194.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
195.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
196.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
197.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
198.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
199.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
200.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
201.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
202.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
203.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
204.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
205.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
206.The RBB Fund Trust
207.RBC Funds Trust
208.Series Portfolios Trust
209.Thompson IM Funds, Inc.
210.TrimTabs ETF Trust
211.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
212.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
213.CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
214.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
215.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
216.RiverPark Strategic Income Fund, Series of Trust for Professional Managers

217.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
218.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
219.Jensen Quality Value Fund, Series of Trust for Professional Managers
220.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
221.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
222.USQ Core Real Estate Fund
223.Wall Street EWM Funds Trust
224.Wisconsin Capital Funds, Inc.
(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.
Item 33. Location of Accounts and Records:
Information regarding the books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are provided in the Registrant’s most recent report on Form N-CEN.
Item 34. Management Services:
None.
Item 35. Undertakings:
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-1A under rule 485(b) under the Securities Act and has duly caused this Amendment to be signed below on its behalf by the undersigned, duly authorized in the City of Olathe, State of Kansas, on October 24, 2024.

EA SERIES TRUST

By: /s/ Alyssa Bernard
Alyssa Bernard
Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on October 24, 2024.

Signature	Title

*Michael D. Barolsky	President (principal executive officer)
Michael D. Barolsky

*Sean R. Hegarty	Treasurer (principal financial officer)
Sean R. Hegarty

*Wesley R. Gray	Trustee
Wesley R. Gray

*Daniel Dorn	Trustee
Daniel Dorn

*Michael Pagano	Trustee
Michael Pagano

*Emeka Oguh	Trustee
Emeka Oguh

*By:	/s/ Alyssa Bernard
Alyssa Bernard
Attorney-in-Fact
*(Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 376 to the Registrant’s registration statement on September 23, 2024.)

 EXHIBIT INDEX

Exhibit No.	Description
Ex. 99.e(3)	Distribution Agreement between the Registrant and ALPS Distributors, Inc.
Ex. 99.g(1)(ii)	Fortieth Amendment to Custody Agreement
Ex. 99.h(1)(ii)	Fortieth Amendment to Transfer Agent Agreement
Ex. 99.h(2)(ii)	Fortieth Amendment to Fund Administration Agreement
Ex. 99.h(3)(ii)	Fortieth Amendment to Fund Accounting Agreement
Ex. 99.h(30)	Certificate of Secretary
Ex. 99.j	Consent of Independent Registered Public Accounting Firm